UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-5030
                                                     ---------------------

                            Columbia Funds Trust V
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                            Vincent Pietropaolo, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-772-3698
                                                           -------------------

                  Date of fiscal year end: March 31, 2004
                                           ------------------

                  Date of reporting period: March 31, 2004
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                                        COLUMBIA
                                                                     INDEX FUNDS

                                                   Annual Report
                                                  March 31, 2004



[photo of man smiling]


[LOGO]:
COLUMBIA FUNDS
A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Economic Update ......................................   1

Columbia Large Company Index Fund ....................   2

Columbia Small Company Index Fund ....................   5

Columbia U.S. Treasury Index Fund. ...................   8

Financial Statements .................................  11

   Investment Portfolio ..............................  12

   Statements of Assets and Liabilities ..............  28

   Statements of Operations ..........................  30

   Statements of Changes in Net Assets ...............  31

   Notes to Financial Statements .....................  33

   Financial Highlights ..............................  38

Report of Independent Registered
   Public Accounting Firm ............................  44

Unaudited Information ................................  45

Trustees .............................................  46

Officers .............................................  48

Important Information
About This Report ....................................  49


Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



TO OUR FELLOW SHAREHOLDERS
--------------------------------------------------------------------------------
                                                            Columbia Index Funds

Dear Shareholder:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you.

There are no immediate changes planned for fund names or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement requires the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We want you to know that all of the members of your fund's Board of Trustees are independent of the fund's advisor and its affiliates. In addition, the board has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

o appointed a chief compliance officer of the Columbia funds, who reports directly to each fund's audit committee. Trustees were also assigned to four separate investment oversight committees, each dedicated to monitoring performance of individual funds.

o voted to double the required investment by each trustee in the Columbia funds -- to further align the interests of the trustees with those of our fund shareholders. At the same time, new policies were instituted requiring all investment personnel and trustees to hold their Columbia fund shares for a minimum of one year (unless extraordinary circumstances warrant an exception to be granted by senior executives of the advisor for investment personnel and by a designated committee for the board).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,


/s/ Thomas C. Theobald                      /s/ J. Kevin Connaughton

Thomas C. Theobald                          J. Kevin Connaughton
Chairman, Board of Trustees                 President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

ECONOMIC UPDATE
--------------------------------------------------------------------------------
                                                            Columbia Index Funds

The US economy moved ahead strongly during the 12-month period that began April 1, 2003 and ended March 31, 2004. The pace of growth was uneven. A relatively slow start in the second quarter of 2003 was followed by a burst of strength in the third quarter, for which GDP was reported at an 8.2% annualized rate. In the final three months of the reporting period, growth slowed to a more sustainable pace of 4.2%--still comfortably ahead of the economy's long-term average growth rate of 3.0%.

Although job growth was slow to catch on, the economy showed signs of improvement on all fronts. Consumer spending rose as a sizeable package of tax cuts, implemented in 2003, gave disposable income a boost. Low interest rates fueled record mortgage refinancings both early and late in the period, further enhancing household income. Early in 2004, consumer confidence slipped as the labor market continued to cloud the outlook. Nevertheless, housing and retail sales showed steady gains throughout the period.

After two years of holding back, the business sector began to show signs of improvement late in 2003. Industrial production turned the corner as business spending on technology rose. Late in the period, spending on capital equipment also picked up.

US STOCKS HEADED HIGHER
The US stock market snapped a three-year losing streak in 2003, but its rate of return slowed in the final months of the period as mixed economic and profit data and renewed fears about terrorism gave investors pause. The S&P 500 Index returned 35.12% for this 12-month period. Small company stocks were even stronger. The Russell 2000 Index returned 63.83% for the period. Information technology, consumer and financial sectors were the strongest sectors early in the period, as investors bet on an improving economy. But technology stocks retreated late in the period and more defensive sectors, such as consumer staples and energy, led the market.

BONDS DELIVERED RESPECTABLE GAINS
A growing economy continued to boost investor enthusiasm for high-yield bonds, which led the fixed-income markets up until the final quarter of the period. The Merrill Lynch US High Yield, Cash Pay Index returned 21.67% for the year. However, high-yield bond performance slipped in the final quarter of the period as US Treasury bonds gained ground and other segments of the bond market delivered respectable gains. The yield on the benchmark 10-year US Treasury bond moved higher as the economy strengthened in 2003, but it ended the period close to where it started at 3.85%. The Lehman Brothers Aggregate Bond Index, a broad measure of investment-grade bond performance, returned 5.40%. However, money market fund yields remained below 1%, as the Federal Reserve Board kept short-term interest rates at their historical lows.


[SIDEBAR DATA]:

SUMMARY
FOR THE 12-MONTH PERIOD
ENDED MARCH 31, 2004

o The US stock market benefited from a strengthening economy and rising corporate profits. Small cap stocks led the way. Both the S&P 500 Index and the Russell 2000 Index, which tracks the performance of 2000 small US companies, posted substantial double-digit returns this period.

               S&P 500 Index                        Russell 2000 Index
                 35.12%                                  63.83%
            Artwork: Arrow up                       Artwork: Arrow up

o Performance in the fixed-income universe was led by high-yield bonds. As measured by the Merrill Lynch US High Yield, Cash Pay Index, this sector posted a return more than 15 percentage points higher than the return for investment-grade bonds, as measured by the Lehman Brothers Aggregate Bond Index.

           Merrill Lynch Index                         Lehman Index
                 21.67%                                   5.40%
            Artwork: Arrow up                       Artwork: Arrow up

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 2000 Index is an unmanaged index that tracks the performance of 2,000 small US companies based on total market capitalizations.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
                                               Columbia Large Company Index Fund

VALUE OF A $10,000 INVESTMENT 04/01/94 - 03/31/04

[MOUNTAIN CHART DATA]:

               Class A shares           Class A shares
            without sales charge       with sales charge      S&P 500 Index

04/1994            $10,000               $ 9,425                 $10,000
                    10,125                 9,543                  10,128
                    10,292                 9,700                  10,294
                    10,041                 9,464                  10,042
                    10,363                 9,767                  10,371
                    10,784                10,164                  10,796
                    10,519                 9,914                  10,532
                    10,759                10,140                  10,769
                    10,350                 9,755                  10,377
                    10,506                 9,902                  10,531
                    10,768                10,148                  10,803
                    11,182                10,539                  11,225
                    11,508                10,846                  11,556
                    11,844                11,163                  11,895
                    12,311                11,603                  12,371
                    12,593                11,869                  12,658
                    13,011                12,263                  13,079
                    13,041                12,291                  13,111
                    13,585                12,804                  13,665
                    13,540                12,762                  13,615
                    14,137                13,325                  14,213
                    14,403                13,575                  14,487
                    14,887                14,031                  14,980
                    15,023                14,159                  15,119
                    15,167                14,295                  15,264
                    15,379                14,495                  15,489
                    15,765                14,859                  15,888
                    15,833                14,923                  15,949
                    15,138                14,268                  15,244
                    15,441                14,553                  15,565
                    16,302                15,365                  16,442
                    16,764                15,800                  16,896
                    18,011                16,975                  18,173
                    17,651                16,636                  17,813
                    18,749                17,671                  18,926
                    18,897                17,810                  19,074
                    18,097                17,057                  18,290
                    19,180                18,077                  19,382
                    20,332                19,163                  20,562
                    21,241                20,020                  21,484
                    22,911                21,593                  23,194
                    21,632                20,388                  21,895
                    22,800                21,489                  23,095
                    22,041                20,774                  22,323
                    23,053                21,727                  23,357
                    23,442                22,094                  23,759
                    23,693                22,331                  24,022
                    25,390                23,930                  25,754
                    26,659                25,126                  27,073
                    26,934                25,385                  27,346
                    26,465                24,943                  26,876
                    27,518                25,936                  27,967
                    27,210                25,646                  27,671
                    23,284                21,945                  23,670
                    24,762                23,338                  25,187
                    26,775                25,236                  27,234
                    28,387                26,755                  28,885
                    30,022                28,296                  30,549
                    31,277                29,479                  31,826
                    30,305                28,562                  30,836
                    31,499                29,687                  32,069
                    32,702                30,822                  33,310
                    31,917                30,082                  32,524
                    33,676                31,739                  34,329
                    32,618                30,743                  33,258
                    32,439                30,574                  33,095
                    31,534                29,721                  32,188
                    33,514                31,587                  34,226
                    34,171                32,206                  34,921
                    36,173                34,093                  36,978
                    34,336                32,362                  35,121
                    33,663                31,727                  34,458
                    36,918                34,795                  37,827
                    35,859                33,797                  36,689
                    35,113                33,094                  35,937
                    35,980                33,911                  36,824
                    35,462                33,423                  36,250
                    37,660                35,495                  38,501
                    35,672                33,621                  36,468
                    35,522                33,480                  36,315
                    32,695                30,815                  33,453
                    32,884                30,993                  33,617
                    34,019                32,063                  34,811
                    30,926                29,148                  31,636
                    28,960                27,294                  29,630
                    31,181                29,388                  31,933
                    31,377                29,573                  32,147
                    30,605                28,845                  31,365
                    30,290                28,548                  31,058
                    28,385                26,753                  29,114
                    26,103                24,602                  26,761
                    26,596                25,067                  27,272
                    28,620                26,974                  29,364
                    28,857                27,198                  29,623
                    28,436                26,801                  29,190
                    27,890                26,287                  28,627
                    28,931                27,267                  29,703
                    27,166                25,604                  27,903
                    26,957                25,407                  27,697
                    25,035                23,595                  25,725
                    23,154                21,823                  23,721
                    23,300                21,961                  23,875
                    20,770                19,576                  21,280
                    22,587                21,289                  23,152
                    23,900                22,525                  24,516
                    22,492                21,199                  23,077
                    21,907                20,647                  22,472
                    21,576                20,336                  22,135
                    21,768                20,517                  22,350
                    23,536                22,183                  24,192
                    24,739                23,316                  25,466
                    25,038                23,598                  25,792
                    25,474                24,009                  26,246
                    25,953                24,460                  26,758
                    25,664                24,189                  26,475
                    27,091                25,534                  27,973
                    27,305                25,735                  28,219
                    28,714                27,063                  29,698
                    29,223                27,542                  30,244
                    29,611                27,909                  30,665
03/2004            $29,157               $27,474                 $30,191


All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)
   Share class                A                   B                  C              Z
==========================================================================================
   Inception              12/09/02            12/09/02           12/09/02       10/01/90
==========================================================================================
   Sales charge       without     with    without    with    without    with     without
==========================================================================================
   1-year              33.90      26.19    33.05     28.05    33.01     32.01    34.21
------------------------------------------------------------------------------------------
   5-year              -1.53      -2.69    -1.74     -2.06    -1.70     -1.70    -1.48
-------------------------------------------------------------------------------------------
   10-year or life     11.29      10.63    11.17     11.17    11.20     11.20    11.33
==========================================================================================


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for class A shares, the appropriate class B contingent deferred sales charge(CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 2%, fifth year - 2%, sixth year - 1%, thereafter - 0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding class C shares for one year, you may sell them at any time without paying a CDSC. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, B, and C share (newer class shares) performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class of shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class A, B and C shares would have been lower.

[SIDEBAR DATA]:


PERFORMANCE OF A $10,000 INVESTMENT
04/01/94 - 03/31/04 ($)


 SALES CHARGE    WITHOUT       WITH
========================================
   Class A       29,157       27,474
----------------------------------------
   Class B       28,841       28,841
----------------------------------------
   Class C       28,905       28,905
----------------------------------------
   Class Z       29,239         n/a


Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------
                                               Columbia Large Company Index Fund

For the 12-month period ended March 31, 2004, Columbia Large Company Index Fund class A shares returned 33.90% without sales charge. The S&P 500 Index had a total return of 35.12%. Large-cap stocks began to rally approximately 12 months ago. Their gains were fueled by a combination of low interest rates, tax cuts and better-than-expected improvements in corporate earnings in selected sectors. However, most of the fund's gains were recorded in the first ten months of the period. By February 2004, the rally had stalled and large cap stocks ended the period on a weaker note.

EARNINGS STALL RALLY

As it became clear that earnings at many companies would not be strong enough to justify increasingly higher stock prices, stock market performance stalled in the final months of the period. Concerns about fighting in Iraq, uncertainty about the direction of interest rates and waning consumer confidence also hobbled the stock market. Although economists and government agencies pointed to signs of an improving economy, job growth fell significantly short of expectations. Finally, sizable increases in the federal deficit put added strains on the economy. As a result, the US equity markets were nearly unchanged for the first three months of the year.

Top-performing sectors for the reporting period as a whole included materials, followed by financials, information technology and consumer discretionary firms. Yet large-cap stocks could not keep pace with small cap stocks, which historically have been market leaders in the early stages of an economic recovery.

A WEAK DOLLAR AND A STRONG CHINA BENEFITED LARGE MULTINATIONAL COMPANIES

Many large US companies with worldwide markets were the direct beneficiaries of a declining US dollar. Although the dollar was relatively stable against most currencies, its decline against the euro made US products less expensive in European markets. Strong economic growth in China also aided large companies that produce and manufacture commodities and raw materials that are in high demand in a booming Chinese economy.

[SIDEBAR DATA]:


SUMMARY

o For the 12-month period ended March 31, 2004, the fund's class A shares returned 33.90% without sales charge.

o    The fund's return was in line with its benchmark, the S&P 500 Index.

o The fund's performance reflected a strong environment for stocks, especially in the consumer discretionary, materials, technology and health care sectors.

             Class A shares                          S&P 500 Index
                 33.90%                                  35.12%
            Artwork: Arrow up                       Artwork: Arrow up

                                   OBJECTIVE
                           Seeks to provide investment
                          results that match the price
                          and yield performance of the
                                 S&P 500 Index.

                                TOTAL NET ASSETS
                                 $885.0 million

NET ASSET VALUE PER SHARE
AS OF 03/31/04 ($)
-------------------------------------------
   Class A                     26.98
-------------------------------------------
   Class B                     26.89
-------------------------------------------
   Class C                     26.95
-------------------------------------------
   Class Z                     27.01
===========================================



DISTRIBUTIONS DECLARED PER SHARE
04/01/03 - 03/31/04 ($)
-------------------------------------------
   Class A                     0.37
-------------------------------------------
   Class B                     0.18
-------------------------------------------
   Class C                     0.18
-------------------------------------------
   Class Z                     0.42
===========================================

--------------------------------------------------------------------------------
                                               Columbia Large Company Index Fund

POSSIBLE VOLATILITY AHEAD
In the months to come, we expect prices of large-cap stocks to be somewhat volatile, given continued uncertainties over the war in Iraq, as well as the timing and size of any interest-rate increase by the Federal Reserve Board. However, we also believe that continued job creation, gains in consumer confidence and rising profits have the potential to help sustain the economic recovery in the United States and provide support for the stock market.

[PHOTO]: Eric Remole

Eric Remole has co-managed Columbia Large Company Index Fund since January 2003 and has been with the advisor and its predecessors since 2001.

/s/ Eric Remole

[PHOTO]: Michael Welhoelter

Michael Welhoelter, CFA, has co-managed the fund since January 2003 and has been with the advisor and its predecessors since 2001.

/s/ Michael Welhoelter

The fund is subject to indexing risk; because the fund is designed to track its index, your investment will decline in value when its index declines. Because the fund may not hold all issues included in its index, may not always be fully invested, and bears transaction costs and expenses, the fund's performance may fail to match the performance of its index, after taking expenses into account. Security prices in a market, sector or industry may fall, reducing the value of your investment.

[SIDEBAR DATA]:


TOP 10 HOLDINGS AS OF 03/31/04 (%)
-----------------------------------------------
   General Electric                     2.9
-----------------------------------------------
   Exxon Mobil                          2.6
-----------------------------------------------
   Microsoft                            2.5
-----------------------------------------------
   Pfizer                               2.5
-----------------------------------------------
   Citigroup                            2.5
-----------------------------------------------
   Wal-Mart Stores                      2.4
-----------------------------------------------
   American International Group         1.8
-----------------------------------------------
   Intel                                1.7
-----------------------------------------------
   Cisco Systems                        1.5
-----------------------------------------------
   International Business Machines      1.5
===============================================



TOP 5 SECTORS AS OF 03/31/04 (%)
-----------------------------------------------
   Financials                          21.0
-----------------------------------------------
   Information technology              16.7
-----------------------------------------------
   Health care                         13.0
-----------------------------------------------
   Consumer staples                    11.2
-----------------------------------------------
   Consumer discretionary              11.0
===============================================

In the months to come, we expect prices of large-cap stocks to be somewhat volatile, given continued uncertainties over the war in Iraq, as well as the timing and size of any interest-rate increase by the Federal Reserve Board.

Sector breakdown and portfolio holdings are calculated as a percentage of net assets.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
                                               Columbia Small Company Index Fund

VALUE OF A $10,000 INVESTMENT 04/01/94 - 03/31/04

[MOUNTAIN CHART DATA]:

                Class A shares             Class A shares         S&P SmallCap
              without sales charge        with sales charge        600 Index

04/1994                $10,000               $ 9,425                 $10,000
                        10,086                 9,506                  10,150
                        10,011                 9,436                   9,949
                         9,657                 9,102                   9,579
                         9,892                 9,323                   9,698
                        10,406                 9,808                  10,358
                        10,257                 9,667                  10,304
                        10,286                 9,694                  10,201
                         9,897                 9,328                   9,812
                        10,003                 9,428                  10,050
                        10,082                 9,502                   9,908
                        10,558                 9,951                  10,316
                        10,760                10,141                  10,526
                        10,937                10,308                  10,762
                        11,206                10,562                  10,930
                        11,677                11,005                  11,530
                        12,337                11,627                  12,412
                        12,605                11,881                  12,681
                        12,936                12,192                  13,004
                        12,661                11,933                  12,362
                        13,217                12,457                  12,851
                        13,318                12,552                  13,063
                        13,507                12,730                  13,092
                        13,924                13,124                  13,520
                        14,082                13,272                  13,810
                        14,543                13,707                  14,602
                        14,904                14,047                  15,121
                        14,493                13,659                  14,528
                        13,609                12,826                  13,528
                        14,348                13,523                  14,366
                        15,036                14,172                  14,997
                        15,005                14,142                  14,893
                        15,851                14,940                  15,666
                        15,938                15,022                  15,849
                        16,402                15,459                  16,112
                        16,238                15,304                  15,779
                        15,434                14,547                  14,969
                        15,734                14,829                  15,152
                        17,104                16,121                  16,931
                        17,540                16,532                  17,679
                        18,652                17,580                  18,791
                        19,068                17,972                  19,265
                        20,329                19,160                  20,538
                        19,477                18,357                  19,651
                        19,327                18,216                  19,507
                        19,694                18,562                  19,902
                        19,273                18,164                  19,513
                        21,007                19,799                  21,291
                        21,795                20,542                  22,104
                        21,943                20,681                  22,235
                        20,809                19,612                  21,059
                        20,840                19,642                  21,120
                        19,273                18,165                  19,504
                        15,540                14,646                  15,740
                        16,486                15,538                  16,703
                        17,254                16,262                  17,478
                        18,212                17,165                  18,462
                        19,350                18,237                  19,642
                        19,095                17,997                  19,394
                        17,384                16,384                  17,647
                        17,615                16,602                  17,875
                        18,760                17,681                  19,056
                        19,154                18,053                  19,519
                        20,219                19,056                  20,630
                        20,023                18,871                  20,448
                        19,132                18,032                  19,548
                        19,166                18,064                  19,631
                        19,155                18,053                  19,582
                        19,942                18,795                  20,400
                        21,609                20,367                  22,077
                        20,954                19,749                  21,393
                        23,802                22,433                  24,257
                        22,993                21,671                  23,359
                        22,556                21,259                  22,960
                        21,812                20,557                  22,280
                        23,184                21,850                  23,597
                        22,592                21,293                  23,019
                        24,619                23,203                  25,059
                        23,912                22,537                  24,377
                        24,015                22,634                  24,531
                        21,474                20,240                  21,977
                        23,978                22,599                  24,684
                        25,031                23,592                  25,743
                        23,549                22,195                  24,173
                        22,452                21,161                  23,064
                        24,185                22,794                  24,821
                        24,644                23,227                  25,295
                        25,490                24,024                  26,221
                        25,031                23,592                  25,783
                        24,453                23,047                  25,195
                        21,132                19,917                  21,789
                        22,258                20,979                  22,950
                        23,859                22,487                  24,630
                        25,464                24,000                  26,297
                        25,683                24,207                  26,526
                        25,260                23,807                  26,070
                        27,237                25,671                  28,130
                        27,976                26,367                  28,926
                        26,798                25,257                  27,728
                        25,402                23,941                  26,295
                        21,856                20,599                  22,582
                        22,013                20,747                  22,796
                        20,617                19,432                  21,401
                        21,292                20,067                  22,086
                        22,358                21,073                  23,237
                        21,567                20,327                  22,451
                        20,812                19,615                  21,679
                        20,138                18,980                  20,985
                        20,283                19,116                  21,151
                        21,921                20,661                  22,868
                        23,673                22,312                  24,712
                        24,267                22,872                  25,354
                        25,505                24,038                  26,673
                        26,726                25,190                  27,971
                        25,941                24,449                  27,149
                        28,156                26,537                  29,503
                        29,215                27,535                  30,618
                        29,708                28,000                  31,160
                        30,546                28,790                  32,058
                        31,108                29,320                  32,673
03/2004                $31,487               $29,672                 $33,095


All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Standard & Poor's (S&P) SmallCap 600 Index is an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and Nasdaq. The S&P SmallCap 600 Index is heavily weighted with the stocks of small companies. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)
==============================================================================================
   Share class                A                   B                  C              Z
==============================================================================================
   Inception              11/25/02            11/25/02           11/25/02       10/01/90
==============================================================================================
   Sales charge       without     with    without    with    without    with     without
==============================================================================================
   1-year              55.26      46.34    54.05     49.05    53.96     52.96    55.58
----------------------------------------------------------------------------------------------
   5-year              12.32      11.00    12.09     11.83    12.11     12.11    12.39
----------------------------------------------------------------------------------------------
   10-year or life     12.15      11.49    12.04     12.04    12.05     12.05    12.19
==============================================================================================

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 2%, fifth year - 2%, sixth year - 1%, thereafter - 0%, and the class C CDSC of 1% that is applied to shares sold within the first year after they are purchased. After holding class C shares for one year, you may sell them at any time without paying a CDSC. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, B, and C share (newer class shares) performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class of shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class A, B and C shares would have been lower.

[SIDEBAR DATA]:


PERFORMANCE OF A $10,000 INVESTMENT
04/01/94 - 03/31/04 ($)


   SALES CHARGE  WITHOUT       WITH
========================================
   Class A       31,487       29,672
----------------------------------------
   Class B       31,157       31,157
----------------------------------------
   Class C       31,189       31,189
----------------------------------------
   Class Z       31,580         n/a
========================================

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------
                                               Columbia Small Company Index Fund

For the 12-month period ended March 31, 2004, Columbia Small Company Index Fund class A shares returned 55.26% without sales charge. The S&P SmallCap 600 Index had a total return of 56.48%.

A FAVORABLE ENVIRONMENT FOR SMALL CAPS
Stocks of small companies performed strongly through most of the reporting period. They started to rally after US forces began the primary assault on Iraq in March of 2003 and maintained their momentum into 2004. In fact, small-cap stocks easily outperformed large-cap stocks, which is often the case in the early stages of an economic recovery. Some of the weakest small companies were the best performers. Investors seemed to take the view that companies able to survive the recession would also be positioned to respond favorably to new opportunities in a strengthening economy.

TAX CUTS AND LOWER INTEREST RATES BENEFICIAL
Tax cuts and lower interest rates also made small-cap stocks more attractive to investors. Lower income taxes and interest rates can be particularly helpful to small, young companies needing investment capital. Many smaller companies were able to refinance debt at lower interest rates. And finally, a lower capital gains tax made their stocks even more attractive to tax-conscious investors.

Among small caps, consumer discretionary, information technology, industrial and financial companies were the best performers. Consumer discretionary stocks, in particular, benefited from a stronger economy. Information technology and industrial companies benefited from a pick-up in business spending. Financial companies benefited from continued low interest rates as well as a favorable economic environment.

[SIDEBAR DATA]:

SUMMARY

o For the 12-month period ended March 31, 2004, the fund's class A shares returned 55.26% without sales charge.

o    The fund performed in line with its benchmark, the S&P SmallCap 600 Index.

o    The fund benefited from a nearly year-long rally by small-company stocks.

            Class A shares                       S&P SmallCap 600 Index
                 55.26%                                  56.48%
            Artwork: Arrow up                       Artwork: Arrow up

                                    OBJECTIVE
                          Seeks to provide investment
                          results that match the price
                          and yield performance of the
                            S&P SmallCap 600 Index.

                                TOTAL NET ASSETS
                                 $304.0 million

NET ASSET VALUE PER SHARE
AS OF 03/31/04 ($)
-------------------------------------------
   Class A                     19.58
-------------------------------------------
   Class B                     19.41
-------------------------------------------
   Class C                     19.43
-------------------------------------------
   Class Z                     19.60
===========================================



DISTRIBUTIONS DECLARED PER SHARE
04/01/03 - 03/31/04 ($)
-------------------------------------------
   Class A                     0.03
-------------------------------------------
   Class B                     0.00
-------------------------------------------
   Class C                     0.00
-------------------------------------------
   Class Z                     0.06
===========================================

--------------------------------------------------------------------------------
                                               Columbia Small Company Index Fund

IS VOLATILITY MORE LIKELY GOING FORWARD?
Even though small-company stocks maintained their lead over larger-company stocks going into 2004, the lead began to narrow in the first quarter of the year. Investors turned their attention to larger, more stable companies as the economic recovery matured and settled into growth at a slower pace. In this environment, we believe that small-cap stock sectors have the potential to move higher. However, these stocks are likely to be more volatile than those of large companies. Given the likelihood that interest rates could move higher, and the substantial gains that small-cap stocks have made over the past year, we expect positive but less-impressive returns from small-cap stocks going forward.

[PHOTO]: Eric Remole

Eric Remole has co-managed Columbia Large Company Index Fund since January 2003 and has been with the advisor and its predecessors since 2001.

/s/ Eric Remole

[PHOTO]: Michael Welhoelter

Michael Welhoelter, CFA, has co-managed the fund since January 2003 and has been with the advisor and its predecessors since 2001.

/s/ Michael Welhoelter

The fund is subject to indexing risk; because the fund is designed to track its index, your investment will decline in value when its index declines. Because the fund may not hold all issues included in its index, may not always be fully invested, and bears transaction costs and expenses, the fund's performance may fail to match the performance of its index, after taking expenses into account. Security prices in a market, sector or industry may fall, reducing the value of your investment.

Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

[SIDEBAR DATA]:


TOP 10 HOLDINGS AS OF 03/31/04 (%)
-------------------------------------------
   NVR                          0.7
-------------------------------------------
   NBTY                         0.5
-------------------------------------------
   Fremont General              0.5
-------------------------------------------
   MDC Holdings                 0.5
-------------------------------------------
   Medicis Pharmaceutical       0.5
-------------------------------------------
   MGI Pharma                   0.5
-------------------------------------------
   Alliant Techsystems          0.5
-------------------------------------------
   Renal Care Group             0.5
-------------------------------------------
   Timken                       0.5
-------------------------------------------
   Polaris                      0.4
===========================================





TOP 5 SECTORS AS OF 03/31/04 (%)
-------------------------------------------
   Industrials                 18.8
-------------------------------------------
   Consumer discretionary      18.4
-------------------------------------------
   Information technology      16.3
-------------------------------------------
   Financials                  14.4
-------------------------------------------
   Health care                 12.9
===========================================

Given the likelihood that interest rates could move higher, and the substantial gains that small-cap stocks have made over the past year, we expect positive, but less-impressive, returns from small-cap stocks going forward.

Sector breakdown and portfolio holdings are calculated as a percentage of net assets.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
                                               Columbia U.S. Treasury Index Fund

VALUE OF A $10,000 INVESTMENT 04/01/94 - 03/31/04

[MOUNTAIN CHART DATA]:

             Class A shares             Class A shares      Citigroup Bond U.S.
           without sales charge       with sales charge       Treasury Index

04/1994             $10,000              $ 9,525                $10,000
                      9,899                9,429                  9,924
                      9,889                9,419                  9,916
                      9,864                9,396                  9,897
                     10,040                9,563                 10,067
                     10,038                9,561                 10,071
                      9,891                9,422                  9,932
                      9,886                9,417                  9,924
                      9,861                9,392                  9,900
                      9,919                9,448                  9,966
                     10,099                9,620                 10,160
                     10,318                9,828                 10,372
                     10,376                9,884                 10,433
                     10,507               10,008                 10,566
                     10,936               10,416                 10,997
                     11,015               10,491                 11,080
                     10,968               10,447                 11,042
                     11,103               10,576                 11,166
                     11,204               10,672                 11,267
                     11,372               10,832                 11,442
                     11,551               11,002                 11,628
                     11,710               11,154                 11,789
                     11,782               11,222                 11,866
                     11,540               10,992                 11,631
                     11,424               10,881                 11,528
                     11,338               10,799                 11,438
                     11,321               10,783                 11,435
                     11,460               10,916                 11,577
                     11,488               10,942                 11,603
                     11,458               10,914                 11,579
                     11,643               11,090                 11,769
                     11,890               11,326                 12,034
                     12,102               11,527                 12,235
                     11,968               11,399                 12,110
                     11,972               11,404                 12,128
                     11,994               11,424                 12,134
                     11,869               11,305                 12,013
                     12,026               11,455                 12,179
                     12,126               11,550                 12,286
                     12,248               11,666                 12,424
                     12,602               12,004                 12,780
                     12,474               11,881                 12,649
                     12,659               12,058                 12,842
                     12,872               12,261                 13,066
                     12,948               12,333                 13,134
                     13,076               12,455                 13,274
                     13,267               12,637                 13,479
                     13,229               12,600                 13,435
                     13,259               12,629                 13,476
                     13,312               12,680                 13,535
                     13,456               12,817                 13,673
                     13,599               12,953                 13,832
                     13,615               12,968                 13,854
                     13,978               13,314                 14,226
                     14,356               13,674                 14,623
                     14,320               13,640                 14,574
                     14,308               13,629                 14,575
                     14,353               13,671                 14,603
                     14,409               13,724                 14,692
                     14,047               13,380                 14,320
                     14,103               13,433                 14,377
                     14,130               13,459                 14,409
                     13,997               13,332                 14,281
                     13,943               13,280                 14,245
                     13,944               13,282                 14,234
                     13,932               13,270                 14,237
                     14,040               13,373                 14,348
                     14,056               13,388                 14,365
                     14,028               13,361                 14,338
                     13,942               13,280                 14,246
                     13,957               13,294                 14,280
                     14,167               13,494                 14,494
                     14,440               13,754                 14,781
                     14,413               13,728                 14,737
                     14,403               13,718                 14,759
                     14,647               13,952                 15,008
                     14,794               14,091                 15,161
                     15,014               14,301                 15,383
                     15,029               14,315                 15,397
                     15,165               14,444                 15,546
                     15,475               14,740                 15,863
                     15,774               15,025                 16,166
                     15,880               15,126                 16,292
                     16,069               15,306                 16,491
                     16,117               15,351                 16,545
                     15,920               15,164                 16,342
                     15,968               15,210                 16,397
                     16,043               15,281                 16,483
                     16,443               15,662                 16,891
                     16,643               15,853                 17,109
                     16,918               16,114                 17,385
                     17,383               16,557                 17,858
                     16,942               16,137                 17,424
                     16,767               15,971                 17,256
                     16,874               16,073                 17,369
                     17,023               16,214                 17,530
                     16,606               15,817                 17,102
                     17,014               16,206                 17,521
                     17,106               16,294                 17,623
                     17,323               16,501                 17,872
                     17,738               16,895                 18,292
                     18,101               17,241                 18,677
                     18,579               17,697                 19,180
                     18,373               17,500                 18,961
                     18,174               17,311                 18,781
                     18,627               17,742                 19,264
                     18,567               17,685                 19,202
                     18,883               17,986                 19,534
                     18,779               17,887                 19,452
                     18,877               17,980                 19,544
                     19,403               18,482                 20,112
                     19,275               18,360                 19,986
                     18,421               17,546                 19,110
                     18,510               17,631                 19,223
                     19,056               18,151                 19,802
                     18,768               17,877                 19,503
                     18,768               17,877                 19,530
                     18,933               18,034                 19,704
                     19,079               18,173                 19,869
                     19,308               18,391                 20,112
03/2004             $19,472              $18,543                $20,301


All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Citigroup Bond U.S. Treasury Index is an unmanaged index composed of all U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Citigroup Broad Investment-Grade Bond Index. Securities in the Citigroup Bond U.S. Treasury Index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)
===========================================================================================
   Share class                A                   B                  C              Z
===========================================================================================
   Inception              11/25/02            11/25/02           11/25/02       06/04/91
===========================================================================================
   Sales charge       without     with    without    with    without    with     without
===========================================================================================
 1-year                3.70      -1.22     2.91     -2.05     3.07      2.08      3.85
-------------------------------------------------------------------------------------------
 5-year                6.66       5.62     6.45      6.13     6.49      6.49      6.73
-------------------------------------------------------------------------------------------
 10-year or life       6.89       6.37     6.78      6.78     6.81      6.81      6.93
===========================================================================================

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0%, and the class C CDSC of 1% that is applied to shares sold within the first year after they are purchased. After holding class C shares for one year, you may sell them at any time without paying a CDSC.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, B, and C share (newer class shares) performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class of shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class A, B and C shares would have been lower.

[SIDEBAR DATA]:


PERFORMANCE OF A $10,000 INVESTMENT
04/01/94 - 03/31/04 ($)


 SALES CHARGE    WITHOUT       WITH
========================================
   Class A       19,472       18,543
----------------------------------------
   Class B       19,279       19,279
----------------------------------------
   Class C       19,317       19,317
----------------------------------------
   Class Z       19,537          n/a


Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------
                                               Columbia U.S. Treasury Index Fund

For the 12-month period ended March 31, 2004, the Citigroup U.S. Treasury Index posted a total return of 4.37%. The class A shares of Columbia U.S. Treasury Index Fund returned 3.70% without sales charge.

TREASURIES POST SOLID RETURNS IN A RISK-TAKER'S MARKET
US Treasury securities posted respectable returns during the period, even though other sectors of the fixed income market fared somewhat better. With yields on short-term instruments stalled near historical lows, and with the economy showing steady improvement, investors were willing to assume higher degrees of credit risk in return for higher yields. As a result, asset-backed securities and corporate bonds, especially bonds with low credit ratings, were stronger performers than Treasuries during the period.

From a supply and demand perspective, Treasuries were disadvantaged by the rising federal deficit. Because the deficit must be financed through the issuance of new securities, the additional supply of new Treasuries put pressure on demand. Foreign central banks, however, stepped up to the plate and absorbed a sizeable portion of the new issuance in an effort to restrain the appreciation of their currencies against the dollar. In fact, foreign central banks have recently bought between 40 and 45 percent of new Treasury offerings--well above the historical norm.

CHANGES IN THE TREASURY MARKETPLACE
The average maturity of the fund declined during the 12-month period--from approximately 8 3/4 years to 8 1/8 years. The federal government financed its deficit with shorter maturity issues that carried a lower cost of borrowing. And because the fund is constructed to reflect the Treasury universe, this trend toward shorter maturities was captured during the period. Issues with maturities in the 1-5 year range increased to more than half of the fund, and investments in the 5-10 year maturity range increased by two percentage points, to about 22%. Securities with maturities greater than 10 years declined by four percentage points, to approximately 29% of the portfolio.

[SIDEBAR DATA]:


SUMMARY

o For the 12-month period ended March 31, 2004, the fund's class A shares returned 3.70% without sales charge.

o The fund's performance was in line with its benchmark, the Citigroup U.S. Treasury Index.

o Treasury securities scored respectable but unspectacular returns, as investors favored riskier fixed income securities during the period.

              Class A Shares                  Citigroup U.S. Treasury Index
                  3.70%                                   4.37%
            Artwork: Arrow up                       Artwork: Arrow up


                                    OBJECTIVE
                           Seeks to provide investment
                        results that match the price and
                            yield performance of the
                         Citigroup U.S. Treasury Index.

                                TOTAL NET ASSETS
                                 $183.8 million

NET ASSET VALUE PER SHARE
AS OF 03/31/04 ($)
-------------------------------------------
   Class A                     11.18
-------------------------------------------
   Class B                     11.18
-------------------------------------------
   Class C                     11.18
-------------------------------------------
   Class Z                     11.18
===========================================



DISTRIBUTIONS DECLARED PER SHARE
04/01/03 - 03/31/04 ($)
-------------------------------------------
   Class A                     0.47
-------------------------------------------
   Class B                     0.39
-------------------------------------------
   Class C                     0.41
-------------------------------------------
   Class Z                     0.50
===========================================

--------------------------------------------------------------------------------
                                               Columbia U.S. Treasury Index Fund

HIGHER RATES POSSIBLE IN THE FUTURE
Inflation has been all but non-existent during the past year, making it easy for the Federal Reserve Board to adhere to its policy of low rates. And although we regard an inflationary spike as extremely unlikely, the continued strength of the economy leads us to anticipate a moderate increase in interest rates over the next 12 months. We expect that the federal deficit will continue to place pressure on Treasuries, but we believe that much of that pressure has already been factored into the market.

[PHOTO]: David Lindsay

David Lindsay has managed the Columbia U.S. Treasury Index Fund since July 1994 and has been with the advisor and its predecessors since 1986.

/s/ David Lindsay

The value of the fund may be affected by interest rate changes and the creditworthiness of issuers held in the fund. The fund is subject to indexing risk; because the fund is designed to track its index, your investment will decline in value when its index declines. Because the fund may not hold all issues included in its index, may not always be fully invested, and bears transaction costs and expenses, the fund's performance may fail to match the performance of its index, after taking expenses into account. Security prices in a market, sector or industry may fall, reducing the value of your investment.

[SIDEBAR DATA]:



MATURITY BREAKDOWN
AS OF 03/31/04 (%)
-------------------------------------------
   0 - 1 year                   3.2
-------------------------------------------
   1 - 3 years                 32.7
-------------------------------------------
   3 - 5 years                 13.9
-------------------------------------------
   5 - 7 years                  8.4
-------------------------------------------
   7 - 10 years                13.1
-------------------------------------------
   10 - 15 years                6.0
-------------------------------------------
   15 - 20 years               11.7
-------------------------------------------
   20 - 30 years               11.0
===========================================



ASSET ALLOCATION AS OF 03/31/04 (%)
-------------------------------------------
   Government obligations      99.0
-------------------------------------------
   Net cash & equivalents       1.0
===========================================

Although we regard an inflationary spike as extremely unlikely, the continued strength of the economy leads us to anticipate a moderate increase in interest rates over the next 12 months.

Maturity breakdown is calculated as a percentage of total investments. Maturity breakdown is based on each security's effective maturity, which reflects pre-refundings, mandatory puts and other conditions that affect a bond's maturity. Asset allocation is calculated as a percentage of total investments.

Financial Statements
--------------------------------------------------------------------------------
March 31, 2004                                              Columbia Index Funds

                    A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                    INVESTMENT PORTFOLIO
                    The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

--------------------------------------------------------------------------------
                    STATEMENT OF ASSETS AND LIABILITIES
                    This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

--------------------------------------------------------------------------------
                    STATEMENT OF OPERATIONS
                    This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

--------------------------------------------------------------------------------
                    STATEMENT OF CHANGES IN NET ASSETS
                    This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

--------------------------------------------------------------------------------
                    NOTES TO FINANCIAL STATEMENTS
                    These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

--------------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS
                    The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
March 31, 2004                                 Columbia Large Company Index Fund

                                       Shares       Value ($)
-----------------------------------------------------------------
COMMON STOCKS - 98.6%
CONSUMER DISCRETIONARY - 11.0%
  AUTO COMPONENTS - 0.2%
     Cooper Tire & Rubber Co.           6,200        124,930
     Dana Corp.                        12,400        246,264
     Delphi Corp.                      46,700        465,132
     Goodyear Tire & Rubber Co. (a)    14,600        124,684
     Johnson Controls, Inc.            15,700        928,655
     Visteon Corp.                     10,900        104,313
                                                ------------
                        Auto Components Total      1,993,978

  AUTOMOBILES - 0.6%
     Ford Motor Co.                   152,800      2,073,496
     General Motors Corp.              46,900      2,208,990
     Harley-Davidson, Inc.             25,300      1,349,502
                                                ------------
                            Automobiles Total      5,631,988

  DISTRIBUTORS - 0.1%
      Genuine Parts Co.                14,500        474,440
                                                ------------
                           Distributors Total        474,440

  HOTELS, RESTAURANTS & Leisure - 1.4%
     Carnival Corp.                    52,600      2,362,266
     Darden Restaurants, Inc.          13,700        339,623
     Harrah's Entertainment, Inc.       9,300        510,477
     Hilton Hotels Corp.               31,600        513,500
     International Game
       Technology, Inc.                28,900      1,299,344
     Marriott International, Inc.,
       Class A                         19,200        816,960
     McDonald's Corp.                 105,300      3,008,421
     Starbucks Corp. (a)               33,000      1,245,750
     Starwood Hotels & Resorts
       Worldwide, Inc.                 17,000        688,500
     Wendy's International, Inc.        9,500        386,555
     Yum! Brands, Inc. (a)             24,500        930,755
                                                ------------
          Hotels, Restaurants & Leisure Total     12,102,151

  HOUSEHOLD DURABLES - 0.6%
     American Greetings Corp.,
       Class A (a)                      5,600        127,512
     Black & Decker Corp.               6,500        370,110
     Centex Corp.                      10,300        556,818
     Fortune Brands, Inc.              12,200        934,886
     KB Home                            3,900        315,120
     Leggett & Platt, Inc.             16,000        379,360
     Maytag Corp.                       6,600        208,362
     Newell Rubbermaid, Inc.           22,900        531,280
     Pulte Homes, Inc.                 10,500        583,800
     Snap-On, Inc.                      4,900        158,466
     Stanley Works                      6,800        290,224
     Whirlpool Corp.                    5,800        399,446
                                                ------------
                     Household Durables Total      4,855,384

  INTERNET & CATALOG RETAIL - 0.4%
      eBay, Inc. (a)                   53,900      3,736,887
                                                ------------
              Internet & Catalog Retail Total      3,736,887


                                       Shares       Value ($)
-----------------------------------------------------------------
  LEISURE EQUIPMENT & PRODUCTS - 0.2%
     Brunswick Corp.                    7,800        318,474
     Eastman Kodak Co.                 23,900        625,463
     Hasbro, Inc.                      14,600        317,550
     Mattel, Inc.                      35,900        661,996
                                                ------------
           Leisure Equipment & Products Total      1,923,483

  MEDIA - 3.7%
     Clear Channel Communications,
       Inc.                            51,400      2,176,790
     Comcast Corp., Class A (a)       187,800      5,397,372
     Disney (Walt) Co.                170,800      4,268,292
     Dow Jones & Co., Inc.              6,800        325,788
     Gannett Co., Inc.                 22,600      1,991,964
     Interpublic Group of Companies,
       Inc. (a)                        34,600        532,148
     Knight-Ridder, Inc.                6,700        490,775
     McGraw-Hill Companies, Inc.       16,000      1,218,240
     Meredith Corp.                     4,200        212,352
     New York Times Co., Class A       12,500        552,500
     Omnicom Group, Inc.               15,900      1,275,975
     Time Warner, Inc. (a)            379,800      6,403,428
     Tribune Co.                       27,500      1,387,100
     Univision Communications, Inc.,
       Class A (a)                     26,900        887,969
     Viacom, Inc., Class B            145,900      5,720,739
                                                ------------
                                  Media Total     32,841,432

  MULTILINE RETAIL - 1.1%
     Big Lots, Inc. (a)                 9,800        142,100
     Dillard's, Inc., Class A           7,000        134,120
     Dollar General Corp.              28,100        539,520
     Family Dollar Stores, Inc.        14,400        517,680
     Federated Department Stores, Inc. 15,100        816,155
     Kohl's Corp. (a)                  28,400      1,372,572
     May Department Stores Co.         24,100        833,378
     Nordstrom, Inc.                   11,500        458,850
     Penney (J.C.) Co., Inc.           22,800        792,984
     Sears, Roebuck and Co.            18,600        799,056
     Target Corp.                      76,000      3,423,040
                                                ------------
                       Multiline Retail Total      9,829,455

  SPECIALTY RETAIL - 2.4%
     Autonation, Inc. (a)              22,900        390,445
     AutoZone, Inc. (a)                 7,300        627,581
     Bed Bath & Beyond, Inc. (a)       24,900      1,039,824
     Best Buy Co., Inc.                27,100      1,401,612
     Boise Cascade Corp.                7,300        252,945
     Circuit City Stores, Inc.         17,600        198,880
     Gap, Inc.                         74,700      1,637,424
     Home Depot, Inc.                 189,800      7,090,928
     Limited Brands, Inc.              38,900        778,000
     Lowe's Companies, Inc.            65,600      3,682,128
     Office Depot, Inc. (a)            25,900        487,438
     RadioShack Corp.                  13,700        454,292
     Sherwin Williams Co.              12,200        468,846
     Staples, Inc.                     41,700      1,058,763
     Tiffany & Co.                     12,200        465,674
     TJX Companies, Inc.               42,000      1,031,520
     Toys "R" Us, Inc. (a)            17,800         299,040
                                                ------------
                        Specialty Retail Total    21,365,340





See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
March 31, 2004                                 Columbia Large Company Index Fund

                                       Shares       Value ($)
-----------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
CONSUMER DISCRETIONARY - (CONTINUED)
  TEXTILES, APPAREL & LUXURY GOODS - 0.3%
     Jones Apparel Group, Inc.         10,500        379,575
     Liz Claiborne, Inc.                9,100        333,879
     Nike, Inc., Class B               22,000      1,713,140
     Reebok International Ltd.          4,900        202,615
     VF Corp.                           9,000        420,300
                                                ------------
        Textiles, Apparel & Luxury Goods Total     3,049,509
                                                ------------
                  CONSUMER DISCRETIONARY TOTAL    97,804,047

CONSUMER STAPLES - 11.2%
  BEVERAGES - 2.7%
     Anheuser-Busch Companies, Inc.    68,000      3,468,000
     Brown-Forman Corp., Class B       10,100        481,366
     Coca-Cola Co.                    204,000     10,261,200
     Coca-Cola Enterprises, Inc.       38,300        925,711
     Coors (Adolph) Co., Class B        3,000        208,350
     Pepsi Bottling Group, Inc.        21,700        645,575
     PepsiCo, Inc.                    142,700      7,684,395
                                                ------------
                              Beverages Total     23,674,597

  FOOD & STAPLES RETAILING - 3.6%
     Albertson's, Inc.                 30,600        677,790
     Costco Wholesale Corp. (a)        38,200      1,434,792
     CVS Corp.                         33,100      1,168,430
     Kroger Co. (a)                    62,200      1,035,008
     Safeway, Inc. (a)                 36,900        759,402
     Supervalu, Inc. (a)               11,200        342,048
     Sysco Corp.                       53,800      2,100,890
     Walgreen Co.                      85,500      2,817,225
     Winn-Dixie Stores, Inc.           11,800         89,680
     Wal-Mart Stores, Inc.            361,000     21,548,090
                                                ------------
                Food & Staples Retailing Total    31,973,355

  FOOD PRODUCTS - 1.2%
     Archer-Daniels-Midland Co.        54,100        912,667
     Campbell Soup Co.                 34,300        935,361
     ConAgra Foods, Inc.               44,800      1,206,912
     General Mills, Inc.               31,300      1,461,084
     Heinz (H.J.) Co.                  29,400      1,096,326
     Hershey Foods Corp.               10,900        903,065
     Kellogg Co.                       34,400      1,349,856
     McCormick & Co., Inc.             11,500        385,480
     Sara Lee Corp.                    66,000      1,442,760
     Wrigley (Wm.) Jr. Co.             18,800      1,111,456
                                                ------------
                          Food Products Total     10,804,967

  HOUSEHOLD PRODUCTS - 1.9%
     Clorox Co.                        17,500        855,925
     Colgate-Palmolive Co.             44,400      2,446,440
     Kimberly-Clark Corp.              41,800      2,637,580
     Procter & Gamble Co.             107,800     11,306,064
                                                ------------
                     Household Products Total     17,246,009


                                       Shares       Value ($)
-----------------------------------------------------------------
  PERSONAL PRODUCTS - 0.6%
     Alberto-Culver Co., Class B        7,500        329,025
     Avon Products, Inc.               19,600      1,487,052
     Gillette Co.                      84,000      3,284,400
                                                ------------
                      Personal Products Total      5,100,477

  TOBACCO - 1.2%
     Altria Group, Inc.               170,700      9,294,615
     Reynolds (R.J.) Tobacco
       Holdings, Inc.                   7,100        429,550
     UST, Inc.                         13,800        498,180
                                                ------------
                                Tobacco Total     10,222,345
                                                ------------
                       CONSUMER STAPLES TOTAL     99,021,750

ENERGY - 5.9%
  ENERGY EQUIPMENT & SERVICES - 0.9%
     Baker Hughes, Inc.                27,900      1,017,792
     BJ Services Co. (a)               13,300        575,491
     Halliburton Co.                   36,500      1,109,235
     Nabors Industries Ltd. (a)        12,200        558,150
     Noble Corp. (a)                   11,200        430,304
     Rowan Companies, Inc. (a)          8,700        183,483
     Schlumberger Ltd.                 49,100      3,135,035
     Transocean, Inc. (a)              26,700        744,663
                                                ------------
            Energy Equipment & Services Total      7,754,153

  OIL & GAS - 5.0%
     Amerada Hess Corp.                 7,500        489,600
     Anadarko Petroleum Corp.          21,000      1,089,060
     Apache Corp.                      27,000      1,165,590
     Ashland, Inc.                      5,800        269,642
     Burlington Resources, Inc.        16,500      1,049,895
     ChevronTexaco Corp.               89,200      7,829,976
     ConocoPhillips                    57,100      3,986,151
     Devon Energy Corp.                19,400      1,128,110
     EOG Resources, Inc.                9,600        440,544
     Exxon Mobil Corp.                547,000     22,749,730
     Kerr-McGee Corp.                   8,400        432,600
     Marathon Oil Corp.                28,400        956,228
     Occidental Petroleum Corp.        32,400      1,492,020
     Sunoco, Inc.                       6,400        399,232
     Unocal Corp.                      21,600        805,248
                                                ------------
                              Oil & Gas Total     44,283,626
                                                ------------
                                 ENERGY TOTAL     52,037,779

FINANCIALS - 21.0%
  CAPITAL MARKETS - 3.8%
     Bank of New York Co., Inc.        64,600      2,034,900
     Bear Stearns Companies, Inc.       8,700        762,816
     E*Trade Financial Corp. (a)       30,500        407,175
     Federated Investors, Inc., Class B 9,100        286,013
     Franklin Resources, Inc.          20,800      1,158,144
     Goldman Sachs Group, Inc.         40,300      4,205,305
     Janus Capital Group, Inc.         20,100        329,238
     Lehman Brothers Holdings, Inc.    23,100      1,914,297




See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
March 31, 2004                                 Columbia Large Company Index Fund

                                       Shares       Value ($)
-----------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
FINANCIALS - (CONTINUED)
  CAPITAL MARKETS - (CONTINUED)
     Mellon Financial Corp.            35,900      1,123,311
     Merrill Lynch & Co., Inc.         80,900      4,818,404
     Morgan (J.P.) Chase & Co.        171,700      7,202,815
     Morgan Stanley                    91,500      5,242,950
     Northern Trust Corp.              18,400        857,256
     Schwab (Charles) Corp.           113,200      1,314,252
     State Street Corp.                28,000      1,459,640
     T Rowe Price Group, Inc.          10,500        565,215
                                                ------------
                        Capital Markets Total     33,681,731

  COMMERCIAL BANKS - 6.2%
     AmSouth Bancorp                   29,300        688,843
     Bank of America Corp. (b)        120,812      9,783,356
     Bank One Corp.                    93,400      5,092,168
     BB&T Corp.                        45,600      1,609,680
     Charter One Financial, Inc.       18,600        657,696
     Comerica, Inc.                    14,600        793,072
     Fifth Third Bancorp               47,100      2,607,927
     First Tennessee National Corp.    10,500        500,850
     FleetBoston Financial Corp. (b)   89,300      4,009,570
     Huntington Bancshares, Inc.       19,100        423,829
     Keycorp                           35,000      1,060,150
     M&T Bank Corp.                     9,900        889,515
     Marshall & Ilsley Corp.           18,900        714,609
     National City Corp.               50,600      1,800,348
     North Fork Bancorporation, Inc.   12,700        537,464
     PNC Financial Services Group,
       Inc.                            23,100      1,280,202
     Regions Financial Corp.           18,500        675,620
     SouthTrust Corp.                  27,600        915,216
     SunTrust Banks, Inc.              23,500      1,638,185
     Synovus Financial Corp.           25,200        616,140
     Union Planters Corp.              15,700        468,645
     US Bancorp                       160,200      4,429,530
     Wachovia Corp.                   109,700      5,155,900
     Wells Fargo & Co.                141,200      8,001,804
     Zions Bancorp                      7,500        429,000
                                                ------------
                       Commercial Banks Total     54,779,319

  CONSUMER FINANCE - 1.3%
     American Express Co.             107,300      5,563,505
     Capital One Financial Corp.       19,300      1,455,799
     MBNA Corp.                       106,600      2,945,358
     Providian Financial Corp. (a)     24,200        317,020
     SLM Corp.                         37,600      1,573,560
                                                ------------
                       Consumer Finance Total     11,855,242

  DIVERSIFIED FINANCIAL SERVICES - 2.7%
     Citigroup, Inc.                  429,700     22,215,490
     Moody's Corp.                     12,400        877,920
     Principal Financial Group         26,800        954,884
                                                ------------
         Diversified Financial Services Total     24,048,294


                                       Shares       Value ($)
-----------------------------------------------------------------
  INSURANCE - 4.8%
     Ace Ltd.                          23,300        993,978
     AFLAC, Inc.                       42,800      1,717,992
     Allstate Corp.                    58,700      2,668,502
     Ambac Financial Group, Inc.        8,900        656,642
     American International Group,
       Inc.                           217,600     15,525,760
     AON Corp.                         26,200        731,242
     Chubb Corp.                       15,700      1,091,778
     Cincinnati Financial Corp.        13,400        582,230
     Hartford Financial Services
       Group, Inc.                     24,300      1,547,910
     Jefferson-Pilot Corp.             11,800        649,118
     John Hancock Financial Services,
       Inc.                            24,100      1,052,929
     Lincoln National Corp.            14,800        700,336
     Loews Corp.                       15,500        915,430
     Marsh & McLennan Companies, Inc.  44,200      2,046,460
     MBIA, Inc.                        12,000        752,400
     MetLife, Inc.                     63,400      2,262,112
     Progressive Corp.                 18,100      1,585,560
     Prudential Financial, Inc.        45,100      2,019,578
     Safeco Corp.                      11,600        500,772
     St. Paul Travelers Companies,
       Inc.                            19,000        760,190
     Torchmark Corp.                    9,400        505,626
     Travelers Property Casualty
       Corp., Class B                  83,800      1,447,226
     UnumProvident Corp.               24,700        361,361
     XL Capital Ltd., Class A          11,500        874,460
                                                ------------
                              Insurance Total     41,949,592

  REAL ESTATE - 0.4%
     Apartment Investment & Management
       Co., Class A                     7,800        242,502
     Equity Office Properties Trust,
       REIT                            33,300        962,037
     Equity Residential Properties
       Trust, REIT                     23,200        692,520
     Plum Creek Timber Co., Inc.,
       REIT                            15,300        496,944
     Prologis                          15,100        541,637
     Simon Property Group, Inc., REIT  16,000        935,040
                                                ------------
                            Real Estate Total      3,870,680

  THRIFTS & MORTGAGE FINANCE - 1.8%
     Countrywide Financial Corp.       15,400      1,476,860
     Fannie Mae                        81,100      6,029,785
     Freddie Mac                       57,400      3,390,044
     Golden West Financial Corp.       12,700      1,421,765
     MGIC Investment Corp.              8,200        526,686
     Washington Mutual, Inc.           75,000      3,203,250
                                                ------------
             Thrifts & Mortgage Finance Total     16,048,390
                                                ------------
                             FINANCIALS TOTAL    186,233,248

HEALTH CARE - 13.0%
  BIOTECHNOLOGY - 1.1%
     Amgen, Inc. (a)                  107,600      6,259,092
     Biogen, Inc. (a)                  27,300      1,517,880
     Chiron Corp. (a)                  15,600        686,556
     Genzyme Corp. (a)                 18,700        879,648
     Medimmune, Inc. (a)               20,700        477,756
                                                ------------
                           Biotechnology Total     9,820,932




See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
March 31, 2004                                 Columbia Large Company Index Fund

                                       Shares       Value ($)
-----------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
HEALTH CARE - (CONTINUED)
  HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
     Applera Corp - Applied
       Biosystems Group                17,200        340,216
     Bard (C.R.), Inc.                  4,300        419,852
     Bausch & Lomb, Inc.                4,400        263,868
     Baxter International, Inc.        50,900      1,572,301
     Becton Dickinson & Co.            21,100      1,022,928
     Biomet, Inc.                      21,300        817,068
     Boston Scientific Corp. (a)       68,300      2,894,554
     Guidant Corp.                     26,000      1,647,620
     Medtronic, Inc.                  101,100      4,827,525
     Millipore Corp. (a)                4,100        210,658
     St. Jude Medical, Inc. (a)        14,400      1,038,240
     Stryker Corp.                     16,600      1,469,598
     Zimmer Holdings, Inc. (a)         20,200      1,490,356
                                                ------------
        Health Care Equipment & Supplies Total    18,014,784

  HEALTH CARE PROVIDERS & SERVICES - 2.1%
     Aetna, Inc.                       12,800      1,148,416
     AmerisourceBergen Corp.            9,400        513,992
     Anthem, Inc. (a)                  11,500      1,042,360
     Cardinal Health, Inc.             36,300      2,501,070
     Caremark Rx, Inc. (a)             37,200      1,236,900
     CIGNA Corp.                       11,800        696,436
     Express Scripts, Inc. (a)          6,500        484,835
     HCA, Inc.                         41,300      1,677,606
     Health Management Associates,
       Inc.                            20,300        471,163
     Humana, Inc. (a)                  13,500        256,770
     IMS Health, Inc.                  20,000        465,200
     Manor Care, Inc.                   7,500        264,675
     McKesson Corp.                    24,300        731,187
     Medco Health Solutions, Inc. (a)  22,500        765,000
     Quest Diagnostics, Inc. (a)        8,600        712,338
     Tenet Healthcare Corp. (a)        38,800        433,008
     UnitedHealth Group, Inc.          52,200      3,363,768
     WellPoint Health Networks,
       Inc. (a)                        12,900      1,466,988
                                                ------------
        Health Care Providers & Services Total    18,231,712

  PHARMACEUTICALS - 7.8%
     Abbott Laboratories              130,400      5,359,440
     Allergan, Inc. (a)                10,900        917,344
     Bristol-Myers Squibb Co.         161,900      3,922,837
     Forest Laboratories, Inc. (a)     30,700      2,198,734
     Johnson & Johnson                247,600     12,558,272
     King Pharmaceuticals, Inc. (a)    20,100        338,484
     Lilly (Eli) & Co.                 93,700      6,268,530
     Merck & Co., Inc.                185,600      8,201,664
     Pfizer, Inc.                     636,100     22,295,305
     Schering-Plough Corp.            122,700      1,990,194
     Watson Pharmaceuticals, Inc. (a)   9,000        385,110
     Wyeth                            111,100      4,171,805
                                                ------------
                         Pharmaceuticals Total    68,607,719
                                                ------------
                            HEALTH CARE TOTAL    114,675,147


                                       Shares       Value ($)
-----------------------------------------------------------------
INDUSTRIALS - 10.5%
  AEROSPACE & DEFENSE - 1.8%
     Boeing Co.                        70,300      2,887,221
     General Dynamics Corp.            16,500      1,473,945
     Goodrich Corp.                     9,800        275,086
     Honeywell International, Inc.     71,600      2,423,660
     Lockheed Martin Corp.             37,600      1,716,064
     Northrop Grumman Corp.            15,600      1,535,352
     Raytheon Co.                      34,700      1,087,498
     Rockwell Collins, Inc.            14,900        470,989
     United Technologies Corp.         43,000      3,710,900
                                                ------------
                     Aerospace & Defense Total    15,580,715

  AIR FREIGHT & LOGISTICS - 1.0%
     FedEx Corp.                       24,900      1,871,484
     Ryder System, Inc.                 5,400        209,142
     United Parcel Service, Inc.,
       Class B                         94,200      6,578,928
                                                ------------
                 Air Freight & Logistics Total     8,659,554

  AIRLINES - 0.1%
     Delta Air Lines, Inc. (a)         10,300         81,576
     Southwest Airlines Co.            65,900        936,439
                                                ------------
                               Airlines Total      1,018,015

  BUILDING PRODUCTS - 0.2%
     American Standard Companies,
       Inc. (a)                         6,000        682,500
     Masco Corp.                       37,700      1,147,588
                                                ------------
                      Building Products Total      1,830,088

  COMMERCIAL SERVICES & SUPPLIES - 1.1%
     Allied Waste Industries, Inc. (a) 26,700        355,377
     Apollo Group, Inc., Class A (a)   14,700      1,265,817
     Avery Dennison Corp.               9,200        572,332
     Block (H&R), Inc.                 14,900        760,347
     Cendant Corp.                     84,100      2,051,199
     Cintas Corp.                      14,300        621,907
     Deluxe Corp.                       4,200        168,420
     Donnelley (R.R.) & Sons Co.       17,900        541,475
     Equifax, Inc.                     11,600        299,512
     Monster Worldwide, Inc. (a)        9,400        246,280
     Pitney Bowes, Inc.                19,500        830,895
     Robert Half International,
       Inc. (a)                        14,300        337,766
     Waste Management, Inc.            48,100      1,451,658
                                                ------------
         Commercial Services & Supplies Total      9,502,985

 CONSTRUCTION & ENGINEERING - 0.0%
      Fluor Corp.                       6,800        263,092
                                                ------------
             Construction & Engineering Total        263,092

  ELECTRICAL EQUIPMENT - 0.4%
     American Power Conversion Corp.   16,600        381,966
     Cooper Industries Ltd.             7,700        440,286
     Emerson Electric Co.              35,200      2,109,184
     Power-One, Inc. (a)                6,900         76,314
     Rockwell Automation, Inc.         15,600        540,852
     Thomas & Betts Corp. (a)           4,900        106,918
                                                ------------
                   ELECTRICAL EQUIPMENT TOTAL      3,655,520




See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
March 31, 2004                                 Columbia Large Company Index Fund

                                       Shares       Value ($)
-----------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
INDUSTRIALS - (CONTINUED)
  INDUSTRIAL CONGLOMERATES - 4.1%
     3M Co.                            65,400      5,354,298
     General Electric Co.             850,800     25,966,416
     Textron, Inc.                     11,500        611,225
     Tyco International Ltd.          166,800      4,778,820
                                                ------------
                Industrial Conglomerates Total    36,710,759

  MACHINERY - 1.4%
     Caterpillar, Inc.                 29,000      2,293,030
     Crane Co.                          5,000        165,000
     Cummins, Inc.                      3,600        210,420
     Danaher Corp.                     12,800      1,195,136
     Deere & Co.                       20,300      1,406,993
     Dover Corp.                       16,900        655,213
     Eaton Corp.                       12,700        713,613
     Illinois Tool Works, Inc.         25,700      2,036,211
     Ingersoll-Rand Co., Class A       14,600        987,690
     ITT Industries, Inc.               7,700        587,741
     Navistar International Corp. (a)   5,700        261,345
     Paccar, Inc.                      14,600        821,104
     Pall Corp.                        10,500        238,245
     Parker Hannifin Corp.              9,900        559,350
                                                ------------
                              Machinery Total     12,131,091

  ROAD & RAIL - 0.4%
     Burlington Northern
        Santa Fe Corp.                 31,000        976,500
     CSX Corp.                         17,900        542,191
     Norfolk Southern Corp.            32,600        720,134
     Union Pacific Corp.               21,600      1,292,112
                                                ------------
                            Road & Rail Total      3,530,937

  TRADING COMPANIES & DISTRIBUTORS - 0.0%
      Grainger (W.W.), Inc.             7,600        364,800
                                                ------------
       Trading Companies & Distributors Total        364,800
                                                ------------
                            INDUSTRIALS TOTAL     93,247,556

INFORMATION TECHNOLOGY - 16.7%
  COMMUNICATIONS EQUIPMENT - 3.0%
     ADC Telecommunications, Inc. (a)  67,300        195,170
     Andrew Corp. (a)                  13,200        231,000
     Avaya, Inc. (a)                   35,400        562,152
     CIENA Corp. (a)                   39,600        196,812
     Cisco Systems, Inc. (a)          573,300     13,484,016
     Comverse Technology, Inc. (a)     16,100        292,054
     Corning, Inc. (a)                112,400      1,256,632
     JDS Uniphase Corp. (a)           119,800        487,586
     Lucent Technologies, Inc. (a)    355,400      1,460,694
     Motorola, Inc.                   195,300      3,437,280
     QLogic Corp. (a)                   7,900        260,779
     QUALCOMM, Inc.                    67,200      4,463,424
     Scientific-Atlanta, Inc.          12,700        410,718
     Tellabs, Inc. (a)                 34,700        299,461
                                                ------------
               Communications Equipment Total     27,037,778


                                       Shares       Value ($)
-----------------------------------------------------------------
  COMPUTERS & PERIPHERALS - 3.7%
     Apple Computer, Inc.              30,800        833,140
     Dell, Inc. (a)                   213,600      7,181,232
     EMC Corp. (a)                    201,800      2,746,498
     Gateway, Inc. (a)                 31,200        164,736
     Hewlett-Packard Co.              254,500      5,812,780
     International Business Machines
       Corp.                          141,800     13,022,912
     Lexmark International, Inc. (a)   10,700        984,400
     NCR Corp. (a)                      7,900        348,074
     Network Appliance, Inc. (a)       28,800        617,760
     Sun Microsystems, Inc. (a)       274,200      1,140,672
                                                ------------
                Computers & Peripherals Total     32,852,204

  ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
     Agilent Technologies, Inc. (a)    39,700      1,255,711
     Jabil Circuit, Inc. (a)           16,700        491,481
     Molex, Inc.                       15,900        483,201
     PerkinElmer, Inc.                 10,600        219,314
     Sanmina-SCI Corp. (a)             43,300        476,733
     Solectron Corp. (a)               69,800        385,994
     Symbol Technologies, Inc.         19,300        266,340
     Tektronix, Inc.                    7,100        232,241
     Thermo Electron Corp. (a)         13,800        390,264
     Waters Corp. (a)                  10,100        412,484
                                                ------------
     Electronic Equipment & Instruments Total      4,613,763

  INTERNET SOFTWARE & SERVICES - 0.3%
      Yahoo! Inc. (a)                  55,500      2,696,745
                                                ------------
            Internet Software & Services Total     2,696,745

  IT SERVICES - 1.1%
     Automatic Data Processing, Inc.   49,200      2,066,400
     Computer Sciences Corp. (a)       15,600        629,148
     Convergys Corp. (a)               12,000        182,400
     Electronic Data Systems Corp.     40,100        775,935
     First Data Corp.                  74,000      3,119,840
     Fiserv, Inc. (a)                  16,200        579,474
     Paychex, Inc.                     31,500      1,121,400
     Sabre Holdings Corp., Class A     11,700        290,277
     Sungard Data Systems, Inc. (a)    24,000        657,600
     Unisys Corp. (a)                  27,700        395,556
                                                ------------
                            IT Services Total      9,818,030

  OFFICE ELECTRONICS - 0.1%
      Xerox Corp. (a)                  66,500        968,905
                                                ------------
                      Office Electronics Total       968,905

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.8%
     Advanced Micro Devices, Inc. (a)  29,100        472,293
     Altera Corp. (a)                  31,600        646,220
     Analog Devices, Inc.              31,200      1,497,912
     Applied Materials, Inc. (a)      140,300      2,999,614
     Applied Micro Circuits Corp. (a)  25,900        148,925
     Broadcom Corp., Class A (a)       25,300        991,001
     Intel Corp.                      540,900     14,712,480
     KLA-Tencor Corp. (a)              16,400        825,740
     Linear Technology Corp.           26,100        966,222
     LSI Logic Corp. (a)               31,600        295,144



See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
March 31, 2004                                 Columbia Large Company Index Fund

                                       Shares       Value ($)
-----------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
INFORMATION TECHNOLOGY - (CONTINUED)
  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - (CONTINUED)
     Maxim Integrated Products, Inc.   27,400      1,290,266
     Micron Technology, Inc. (a)       50,800        848,868
     National Semiconductor Corp. (a)  14,900        662,007
     Novellus Systems, Inc. (a)        12,800        406,912
     NVIDIA Corp. (a)                  13,500        357,615
     PMC - Sierra, Inc. (a)            14,400        244,368
     Teradyne, Inc. (a)                16,000        381,280
     Texas Instruments, Inc.          144,500      4,222,290
     Xilinx, Inc. (a)                  28,800      1,094,400
                                                ------------
Semiconductors & Semiconductor Equipment Total    33,063,557

  SOFTWARE - 4.2%
     Adobe Systems, Inc.               19,900        784,657
     Autodesk, Inc.                     9,400        297,228
     BMC Software, Inc. (a)            18,800        367,540
     Citrix Systems, Inc. (a)          13,700        296,194
     Computer Associates
       International, Inc.             48,500      1,302,710
     Compuware Corp. (a)               32,100        239,145
     Electronic Arts, Inc. (a)         24,900      1,343,604
     Intuit, Inc. (a)                  16,600        745,008
     Mercury Interactive Corp. (a)      7,500        336,000
     Microsoft Corp.                  900,500     22,485,485
     Novell, Inc. (a)                  31,400        357,332
     Oracle Corp. (a)                 436,100      5,237,561
     Parametric Technology Corp. (a)   22,200        100,344
     PeopleSoft, Inc. (a)              30,400        562,096
     Siebel Systems, Inc. (a)          41,400        476,514
     Symantec Corp. (a)                26,000      1,203,800
     VERITAS Software Corp. (a)        35,700        960,687
                                                ------------
                               Software Total     37,095,905
                                                ------------
                 INFORMATION TECHNOLOGY TOTAL    148,146,887

MATERIALS - 2.9%
  CHEMICALS - 1.5%
     Air Products & Chemicals, Inc.    19,000        952,280
     Dow Chemical Co.                  77,700      3,129,756
     du Pont (E.I.) de Nemours & Co.   83,200      3,512,704
     Eastman Chemical Co.               6,500        277,420
     Ecolab, Inc.                      21,500        613,395
     Engelhard Corp.                   10,500        313,845
     Great Lakes Chemical Corp.         4,200        100,170
     Hercules, Inc. (a)                 9,300        106,764
     International Flavors &
       Fragrances, Inc.                 7,800        276,900
     Monsanto Co.                      22,200        814,074
     PPG Industries, Inc.              14,300        833,690
     Praxair, Inc.                     27,100      1,005,952
     Rohm & Haas Co.                   18,600        741,024
     Sigma-Aldrich Corp.                5,800        320,972
                                                ------------
                              Chemicals Total     12,998,946


                                       Shares       Value ($)
-----------------------------------------------------------------
  CONSTRUCTION MATERIALS - 0.0%
      Vulcan Materials Co., Inc.        8,500        403,240
                                                ------------
                 Construction Materials Total        403,240

  CONTAINERS & PACKAGING - 0.2%
     Ball Corp.                         4,700        318,566
     Bemis Co., Inc.                    8,900        231,400
     Pactiv Corp. (a)                  13,100        291,475
     Sealed Air Corp. (a)               7,100        353,083
     Temple-Inland, Inc.                4,600        291,364
                                                ------------
                 Containers & Packaging Total      1,485,888

  METALS & MINING - 0.7%
     Alcoa, Inc.                       72,600      2,518,494
     Allegheny Technologies, Inc.       6,700         81,070
     Freeport-McMoRan Copper & Gold,
       Inc.                            14,400        562,896
     Newmont Mining Corp.              36,000      1,678,680
     Nucor Corp.                        6,500        399,620
     Phelps Dodge Corp. (a)             7,700        628,782
     United States Steel Corp.          9,400        350,338
     Worthington Industries, Inc.       7,200        138,024
                                                ------------
                        Metals & Mining Total      6,357,904

  PAPER & FOREST PRODUCTS - 0.5%
     Georgia-Pacific Corp.             21,200        714,228
     International Paper Co.           40,100      1,694,626
     Louisiana-Pacific Corp.            8,800        227,040
     MeadWestvaco Corp.                16,800        475,272
     Weyerhaeuser Co.                  18,300      1,198,650
                                                ------------
                Paper & Forest Products Total      4,309,816
                                                ------------
                              MATERIALS TOTAL     25,555,794




TELECOMMUNICATION SERVICES - 3.5%
  DIVERSIFIED TELECOMMUNICATION SERVICES - 2.8%
     ALLTEL Corp.                      26,000      1,297,140
     AT&T Corp.                        66,200      1,295,534
     BellSouth Corp.                  152,800      4,231,032
     CenturyTel, Inc.                  12,000        329,880
     Citizens Communications Co. (a)   23,700        306,678
     Qwest Communications
       International, Inc. (a)        147,300        634,863
     SBC Communications, Inc.         275,900      6,770,586
     Sprint Corp.-FON Group            75,400      1,389,622
     Verizon Communications, Inc.     230,400      8,418,816
                                                ------------
 Diversified Telecommunication Services Total     24,674,151

  WIRELESS TELECOMMUNICATION SERVICES - 0.7%
     AT&T Wireless Services, Inc. (a) 227,300      3,093,553
     Nextel Communications, Inc. (a)   91,700      2,267,741
     Sprint Corp.-PCS Group (a)        86,300        793,960
                                                ------------
    Wireless Telecommunication Services Total      6,155,254
                                                ------------
              TELECOMMUNICATION SERVICES TOTAL    30,829,405



See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
March 31, 2004                                 Columbia Large Company Index Fund

                                       Shares       Value ($)
-----------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
UTILITIES - 2.9%
  ELECTRIC UTILITIES - 2.1%
     Allegheny Energy, Inc.            10,600        145,326
     Ameren Corp.                      15,200        700,568
     American Electric Power Co., Inc. 33,000      1,086,360
     CenterPoint Energy, Inc.          25,500        291,465
     Cinergy Corp.                     14,900        609,261
     CMS Energy Corp. (a)              13,400        119,930
     Consolidated Edison, Inc.         18,900        833,490
     Dominion Resources, Inc.          27,100      1,742,530
     DTE Energy Co.                    14,100        580,215
     Edison International              27,200        660,688
     Entergy Corp.                     19,100      1,136,450
     Exelon Corp.                      27,500      1,893,925
     FirstEnergy Corp.                 27,500      1,074,700
     FPL Group, Inc.                   15,400      1,029,490
     PG&E Corp. (a)                    35,000      1,013,950
     Pinnacle West Capital Corp.        7,600        299,060
     PPL Corp.                         14,800        674,880
     Progress Energy, Inc.             20,400        960,432
     Southern Co.                      61,100      1,863,550
     TECO Energy, Inc.                 15,700        229,691
     TXU Corp.                         27,000        773,820
     Xcel Energy, Inc.                 33,300        593,073
                                                ------------
                     Electric Utilities Total     18,312,854

GAS UTILITIES - 0.3%
     KeySpan Corp.                     13,300        508,326
     Kinder Morgan, Inc.               10,300        649,106
     Nicor, Inc.                        3,700        130,351
     NiSource, Inc.                    21,900        465,375
     Peoples Energy Corp.               3,100        138,415
     Sempra Energy                     19,000        604,200
                                                ------------
                          Gas Utilities Total      2,495,773

  MULTI-UTILITIES & UNREGULATED POWER - 0.5%
     AES Corp. (a)                     51,900        442,707
     Calpine Corp. (a)                 34,500        161,115
     Constellation Energy Group, Inc.  14,000        559,300
     Duke Energy Corp.                 75,700      1,710,820
     Dynegy, Inc., Class A (a)         31,400        124,344
     El Paso Corp.                     53,500        380,385
     Public Service Enterprise Group,
       Inc.                            19,700        925,506
     Williams Companies, Inc.          43,200        413,424
                                                ------------
     Multi-Utilities & Unregulated Power Total     4,717,601
                                                ------------
                              UTILITIES TOTAL     25,526,228

                          TOTAL COMMON STOCKS
                       (Cost of $771,335,463)    873,077,841

INVESTMENT COMPANY - 1.0%
     SPDR Trust
     (Cost of $8,885,130)              77,800      8,803,848


                                      Par ($)       Value ($)
-----------------------------------------------------------------
SHORT-TERM OBLIGATION - 0.2%
     Repurchase agreement with
     State Street Bank & Trust Co.,
     dated 03/31/04, due 04/01/04
     at 0.960%, collateralized by
     U.S. Treasury Bonds with
     various maturities to
     02/15/23, market value of
     $1,721,232 (repurchase
     proceeds $1,685,045)
    (Cost of $1,685,000)            1,685,000      1,685,000


                    TOTAL INVESTMENTS - 99.8%
                   (COST OF $781,905,593) (C)    883,566,689

       OTHER ASSETS & LIABILITIES, NET - 0.2%      1,477,559

                          NET ASSETS - 100.0%    885,044,248


NOTES TO INVESTMENT PORTFOLIO:

(a)    Non-income producing.

(b)    Investments in Affiliates during the year ended March 31, 2004:

     Security Name: Bank of America Corp., effective April 1, 2004, the parent company of the investment advisor.

     Shares as of 03/31/03:               114,862
     Shares purchased:                     10,800
     Shares sold:                           4,850
     Shares as of 03/31/04:               120,812
     Net realized gain:                $  250,230
     Dividend income earned:           $  366,776
     Value at the end of period:       $9,783,356

     Security Name: FleetBoston Financial Corp., owned by the parent company of the investment advisor.

     Shares as of 03/31/03:                80,250
     Shares purchased:                      9,550
     Shares sold:                             500
     Shares as of 03/31/04:                89,300
     Net realized gain:                $    3,255
     Dividend income earned:           $  146,720
     Value at end of period:           $4,009,570

(c)  Cost for federal income tax purposes is $787,718,851.

                 ACRONYM                  NAME
                 -------                  ----
                  REIT        Real Estate Investment Trust

See Notes to Financial Statements.

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
March 31, 2004                                 Columbia Small Company Index Fund

                                       Shares       Value ($)
-----------------------------------------------------------------
COMMON STOCKS - 98.9%
CONSUMER DISCRETIONARY - 18.4%
  AUTO COMPONENTS - 0.2%
     Intermet Corp.                    16,900         76,050
     Midas, Inc. (a)                   10,000        194,500
     Standard Motor Products, Inc.     13,000        203,840
     Tower Automotive, Inc. (a)        37,200        187,488
                                                ------------
                        Auto Components Total        661,878

  AUTOMOBILES - 0.9%
     Coachmen Industries, Inc.         10,300        171,804
     Fleetwood Enterprises, Inc. (a)   25,500        313,140
     Monaco Coach Corp.                19,200        514,560
     Thor Industries, Inc.             37,800      1,015,308
     Winnebago Industries, Inc.        22,400        698,208
                                                ------------
                            Automobiles Total      2,713,020

  DISTRIBUTORS - 0.1%
      Advanced Marketing Services, Inc. 12,600       124,740
                                                ------------
                           Distributors Total        124,740

  HOTELS, RESTAURANTS & LEISURE - 3.8%
     Argosy Gaming Co. (a)             19,300        686,115
     Aztar Corp.(a)                    22,600        553,926
     Bally Total Fitness Holding
       Corp. (a)                       22,400        131,264
     CEC Entertainment, Inc. (a)       25,500        884,850
     IHOP Corp.                        14,100        485,604
     Jack in the Box, Inc. (a)         23,900        596,783
     Landry's Restaurants, Inc.        18,200        542,906
     Lone Star Steakhouse & Saloon,
       Inc.                            13,900        405,741
     Marcus Corp.                      19,600        340,060
     O'Charleys, Inc. (a)              14,000        255,500
     P.F. Chang's China Bistro,
       Inc. (a)                        16,800        845,208
     Panera Bread Co. (a)              19,900        774,508
     Papa John's International,
       Inc. (a)                        11,900        402,696
     Pinnacle Entertainment, Inc. (a)  23,400        322,920
     Prime Hospitality Corp. (a)       29,500        335,710
     RARE Hospitality International,
       Inc. (a)                        22,200        616,050
     Ryan's Family Steak Houses,
       Inc. (a)                        27,900        477,369
     Shuffle Master, Inc. (a)          10,900        506,741
     Sonic Corp. (a)                   26,000        891,280
     Steak N Shake Co. (a)             18,100        348,425
     Triarc Companies, Inc.            39,100        428,536
     WMS Industries, Inc. (a)          19,700        610,700
                                                ------------
          Hotels, Restaurants & Leisure Total     11,442,892

  HOUSEHOLD DURABLES - 3.2%
     Applica, Inc. (a)                 15,600        175,344
     Bassett Furniture Industries, Inc. 7,700        152,691
     Champion Enterprises, Inc. (a)    45,900        486,540
     Department 56, Inc. (a)            8,700        128,586
     Enesco Group, Inc. (a)             9,200        105,800
     Ethan Allen Interiors, Inc.       24,600      1,014,996
     Fedders Corp.                     20,100        114,771
     Interface, Inc., Class A (a)      33,900        269,505


                                       Shares       Value ($)
-----------------------------------------------------------------
     La-Z-Boy, Inc.                    34,700        755,072
     Libbey, Inc.                       9,000        233,370
     M.D.C. Holdings, Inc.             21,400      1,506,560
     Meritage Corp. (a)                 8,700        645,975
     National Presto Industries, Inc.   4,500        174,420
     NVR, Inc. (a)                      4,300      1,978,000
     Russ Berrie & Co., Inc.           13,600        476,000
     Salton, Inc. (a)                   7,400         69,338
     Skyline Corp.                      5,500        212,135
     Standard-Pacific Corp.            21,700      1,302,000
     Vialta, Inc. (a)                       1           --(b)
                                                ------------
                     Household Durables Total      9,801,103

  INTERNET & CATALOG RETAIL - 0.3%
     Insight Enterprises, Inc. (a)     30,700        590,975
     J Jill Group, Inc. (a)            13,100        268,812
                                                ------------
              Internet & Catalog Retail Total        859,787

  LEISURE EQUIPMENT & PRODUCTS - 1.4%
     Action Performance Companies,
       Inc.                            12,100        184,767
     Arctic Cat, Inc.                  13,900        354,311
     Concord Camera Corp. (a)          18,800        118,064
     Huffy Corp. (a)                   10,700         41,730
     JAKKS Pacific, Inc. (a)           16,500        247,500
     K2, Inc. (a)                      21,900        351,057
     Meade Instruments Corp. (a)       13,200         53,328
     Nautilus Group, Inc.              21,500        338,625
     Polaris Industries, Inc.          28,700      1,304,128
     SCP Pool Corp. (a)                23,400        871,884
     Sturm Ruger & Co., Inc.           17,800        240,478
                                                ------------
           Leisure Equipment & Products Total      4,105,872

  MEDIA - 0.4%
     4Kids Entertainment, Inc. (a)      8,900        199,093
     Advo, Inc.                        19,900        641,178
     Information Holdings, Inc. (a)    13,800        284,556
     Thomas Nelson, Inc.                9,500        258,590
                                                ------------
                                  Media Total      1,383,417

  MULTILINE RETAIL - 0.4%
     Fred's, Inc.                      25,800        626,166
     Shopko Stores, Inc. (a)           19,300        282,166
     Stein Mart, Inc. (a)              27,500        379,500
                                                ------------
                       Multiline Retail Total      1,287,832

  SPECIALTY RETAIL - 5.7%
     Aaron Rents, Inc.                 21,600        537,624
     Building Material Holding Corp.    8,800        154,440
     Burlington Coat Factory
       Warehouse Corp.                 29,400        582,120
     Cato Corp., Class A               13,500        271,080
     Childrens Place Retail Stores,
       Inc. (a)                        17,600        545,072
     Christopher & Banks Corp.         24,900        525,639
     Cost Plus, Inc. (a)               14,400        601,200
     Dress Barn, Inc. (a)              19,300        338,522
     Electronics Boutique Holdings
       Corp. (a)                       16,400        481,504



See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
March 31, 2004                                 Columbia Small Company Index Fund


                                       Shares       Value ($)
-----------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
CONSUMER DISCRETIONARY - (CONTINUED)
  SPECIALTY RETAIL - (CONTINUED)
     Genesco, Inc. (a)                 14,300        331,474
     Goody's Family Clothing, Inc.     21,700        309,659
     Group 1 Automotive, Inc. (a)      15,000        543,000
     Guitar Center, Inc. (a)           15,700        583,098
     Gymboree Corp. (a)                19,700        330,369
     Hancock Fabrics, Inc.             12,400        197,036
     Haverty Furniture Companies, Inc. 14,600        310,688
     Hot Topic, Inc. (a)               31,600        835,820
     Jo-Ann Stores, Inc., Class A (a)  14,401        403,948
     Linens `N Things, Inc. (a)        29,500      1,044,595
     Men's Wearhouse, Inc. (a)         24,500        650,965
     Movie Gallery, Inc.               21,600        423,144
     Pacific Sunwear of California,
       Inc. (a)                        51,600      1,266,264
     Pep Boys-Manny Moe & Jack, Inc.   39,000      1,082,250
     Select Comfort Corp. (a)          22,200        612,498
     TBC Corp. (a)                     14,400        422,928
     Too, Inc. (a)                     22,700        475,565
     Tractor Supply Co. (a)            24,600        952,512
     Ultimate Electronics, Inc. (a)     9,700         63,341
     Urban Outfitters, Inc. (a)        26,200      1,259,172
     Wet Seal, Inc., Class A (a)       19,800        163,350
     Zale Corp. (a)                    17,200      1,058,660
                                                ------------
                       Specialty Retail Total     17,357,537

  TEXTILES, APPAREL & LUXURY GOODS - 2.0%
     Ashworth, Inc. (a)                 8,800         76,560
     Brown Shoe Co., Inc.              11,900        433,517
     Fossil, Inc. (a)                  30,700      1,023,845
     Haggar Corp.                       4,500         90,000
     K-Swiss, Inc., Class A            23,400        572,598
     Kellwood Co.                      17,600        690,800
     Oshkosh B'Gosh, Inc., Class A      7,800        182,520
     Oxford Industries, Inc.           10,700        494,233
     Phillips-Van Heusen Corp.         20,100        371,850
     Quiksilver, Inc. (a)              36,700        801,895
     Russell Corp.                     21,400        390,764
     Stride Rite Corp.                 26,000        275,860
     Wolverine World Wide, Inc. (a)    26,000        627,380
                                                ------------
        Textiles, Apparel & Luxury Goods Total     6,031,822
                                                ------------
                  CONSUMER DISCRETIONARY TOTAL    55,769,900

CONSUMER STAPLES - 3.3%
  FOOD & STAPLES RETAILING - 0.9%
     Casey's General Stores, Inc.      32,900        546,140
     Duane Reade, Inc. (a)             16,100        272,734
     Great Atlantic & Pacific Tea
       Co., Inc. (a)                   25,400        196,596
     Nash Finch Co.                     8,000        189,440
     Performance Food Group Co. (a)    30,200      1,037,370
      United Natural Foods, Inc. (a)   12,900        620,361
                                                ------------
                Food & Staples Retailing Total     2,862,641


                                       Shares       Value ($)
-----------------------------------------------------------------
  FOOD PRODUCTS - 1.6%
     American Italian Pasta Co.,
       Class A                         11,900        475,167
     Corn Products International, Inc. 23,800        952,000
     Delta & Pine Land Co.             25,100        626,245
     Flowers Foods, Inc.               29,800        781,952
     Hain Celestial Group, Inc. (a)    23,300        514,697
     International Multifoods
       Corp. (a)                       12,700        313,944
     J&J Snack Foods Corp. (a)          5,800        262,044
     Lance, Inc.                       19,200        314,688
     RalCorp Holdings, Inc. (a)        19,200        584,256
                                                ------------
                          Food Products Total      4,824,993

  HOUSEHOLD PRODUCTS - 0.1%
     WD-40 Co.                         11,200        392,000
                                                ------------
                      Household Products Total       392,000

  PERSONAL PRODUCTS - 0.6%
     Nature's Sunshine Products, Inc.   9,200        136,528
     NBTY, Inc. (a)                    44,000      1,635,920
                                                ------------
                       Personal Products Total     1,772,448

  TOBACCO - 0.1%
     DIMON, Inc.                       29,800        211,580
                                                ------------
                                Tobacco Total        211,580
                                                ------------
                       CONSUMER STAPLES TOTAL     10,063,662

ENERGY - 5.6%
  ENERGY EQUIPMENT & SERVICES - 2.2%
     Atwood Oceanics, Inc. (a)          9,100        323,869
     Cal Dive International, Inc. (a)  24,900        643,167
     CARBO Ceramics, Inc.              10,500        660,975
     Dril-Quip, Inc. (a)               11,400        187,416
     Hydril Co. (a)                    15,000        393,000
     Input/Output, Inc. (a)            33,800        261,950
     Lone Star Technologies, Inc. (a)  18,900        333,963
     Maverick Tube Corp. (a)           27,700        652,335
     Oceaneering International,
       Inc. (a)                        16,000        487,200
     Offshore Logistics, Inc. (a)      14,900        343,445
     SEACOR Smit, Inc. (a)             12,300        505,284
     Tetra Technologies, Inc. (a)      14,500        378,885
     Unit Corp. (a)                    28,800        789,696
     Veritas DGC, Inc. (a)             22,300        461,610
     W-H Energy Services, Inc. (a)     18,000        260,460
                                                ------------
            Energy Equipment & Services Total      6,683,255

  OIL & GAS - 3.4%
     Brown (Tom), Inc. (a)             30,100      1,131,760
     Cabot Oil & Gas Corp., Class A    21,400        653,984
     Cimarex Energy Co. (a)            27,500        794,750
     Evergreen Resources, Inc. (a)     28,400        975,540
     Frontier Oil Corp.                17,300        335,274
     Nuevo Energy Co. (a)              12,900        420,024
     Patina Oil & Gas Corp. (a)        45,000      1,181,250
     Plains Resources, Inc. (a)        15,600        283,608
     Prima Energy Corp. (a)             8,500        293,675



See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
March 31, 2004                                 Columbia Small Company Index Fund


                                       Shares       Value ($)
-----------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
ENERGY - (CONTINUED)
  OIL & GAS - (CONTINUED)
     Remington Oil & Gas Corp. (a)     17,700        349,575
     Spinnaker Exploration Co. (a)     22,000        790,240
     Southwestern Energy Co. (a)       23,700        571,644
     St. Mary Land & Exploration Co.   18,700        625,141
     Stone Energy Corp. (a)            17,400        860,604
     Swift Energy Co. (a)              18,100        341,185
     Vintage Petroleum, Inc.           42,400        621,584
                                                ------------
                              Oil & Gas Total     10,229,838
                                                ------------
                                 ENERGY TOTAL     16,913,093

FINANCIALS - 14.4%
  CAPITAL MARKETS - 0.5%
     Investment Technology Group,
       Inc. (a)                        30,800        471,240
     Piper Jaffray Companies,
       Inc. (a)                        12,700        687,705
      SWS Group, Inc.                  11,300        202,383
                                                ------------
                         Capital Markets Total     1,361,328

  COMMERCIAL BANKS - 5.5%
     Boston Private Financial
       Holdings, Inc.                  16,100        450,800
     Chittenden Corp.                  24,200        798,600
     Community First Bankshares, Inc.  24,800        797,072
     East-West Bancorp, Inc.           16,000        896,000
     First BanCorp. Puerto Rico        26,400      1,098,240
     First Midwest Bancorp, Inc.       30,700      1,048,098
     First Republic Bank                9,600        370,176
     Gold Banc Corp., Inc.             26,000        423,800
     Hudson United BanCorp             29,600      1,126,280
     Irwin Financial Corp.             18,500        499,130
     Provident Bankshares Corp.        16,200        508,356
     Republic Bancorp, Inc.            41,900        589,114
     Riggs National Corp.              18,900        325,269
     South Financial Group, Inc.       38,900      1,151,051
     Southwest Bancorp of Texas, Inc.  22,600        852,698
     Sterling Bancshares, Inc. (a)     29,300        392,327
     Susquehanna Bancshares, Inc.      26,300        674,069
     Trustco Bank Corp.                49,100        660,886
     UCBH Holdings, Inc.               29,700      1,189,188
     Umpqua Holdings Corp.             18,700        377,553
     United Bankshares, Inc.           29,000        884,500
     Whitney Holding Corp.             26,600      1,110,284
     Wintrust Financial Corp.          13,000        632,190
                                                ------------
                        Commercial Banks Total    16,855,681

  CONSUMER FINANCE - 0.2%
     Cash America International, Inc.  18,700        431,035
     Rewards Network, Inc. (a)         15,900        159,000
                                                ------------
                       Consumer Finance Total        590,035

  DIVERSIFIED FINANCIAL SERVICES - 0.1%
     Financial Federal Corp. (a)       12,300        411,189
                                                ------------
         Diversified Financial Services Total        411,189


                                       Shares       Value ($)
----------------------------------------------------------------
  INSURANCE - 2.0%
     Delphi Financial Group            20,400        857,208
     Hilb Rogal & Hamilton Co.         23,700        902,970
     LandAmerica Financial Group, Inc. 12,300        556,698
     Philadelphia Consolidated
       Holding Co. (a)                 14,500        841,000
     Presidential Life Corp.           19,400        290,612
     RLI Corp.                         16,600        640,760
     SCPIE Holdings, Inc.               6,500         53,300
     Selective Insurance Group         18,000        631,260
     Stewart Information Services
       Corp.                           11,800        463,740
     UICI (a)                          30,600        451,656
     Zenith National Insurance Corp.   12,400        486,080
                                                ------------
                              Insurance Total      6,175,284

  REAL ESTATE - 2.3%
     Capital Automotive, REIT          23,200        819,192
     Colonial Properties Trust         17,300        705,840
     Commercial Net Lease Realty,
       Inc., REIT                      33,000        651,750
     Essex Property Trust, Inc., REIT  15,000        982,500
     Gables Residential Trust          18,800        681,500
     Glenborough Realty Trust, Inc.    20,600        460,410
     Kilroy Realty Corp., REIT         18,500        656,750
     Lexington Corporate Properties
       Trust                           31,100        677,669
     Shurgard Storage Centers, Inc.,
       Class A, REIT                   30,100      1,200,990
                                                ------------
                            Real Estate Total      6,836,601

  THRIFTS & MORTGAGE FINANCE - 3.8%
     Anchor BanCorp Wisconsin, Inc.    15,100        385,805
     Bankunited Financial Corp. (a)    19,700        585,090
     Brookline Bancorp, Inc.           38,800        618,860
     Commercial Federal Corp.          27,800        767,280
     Dime Community Bancshares, Inc.   25,300        514,855
     Downey Financial Corp.            18,400        973,360
     Firstfed Financial Corp. (a)      11,200        516,656
     Flagstar BanCorp, Inc.            39,900      1,023,435
     Fremont General Corp.             50,100      1,533,060
     MAF Bancorp, Inc.                 21,800        947,428
     New Century Financial Corp.       23,200      1,126,592
     Seacoast Financial Services Corp. 17,000        569,500
     Staten Island BanCorp, Inc.       38,800        965,344
     Sterling Financial Corp. (a)      13,400        494,326
     Waypoint Financial Corp.          22,200        595,404
                                                ------------
              Thrifts & Mortgage Finance Total    11,616,995
                                                ------------
                             FINANCIALS TOTAL     43,847,113

HEALTH CARE - 12.9%
  BIOTECHNOLOGY - 1.2%
     Arqule, Inc. (a)                  18,500        109,890
     Enzo Biochem, Inc. (a)            19,800        333,234
     IDEXX Laboratories, Inc. (a)      22,900      1,302,323
     Regeneron Pharmaceuticals,
       Inc. (a)                        36,500        495,670
     Savient Pharmaceuticals, Inc. (a) 39,300        148,554
     Techne Corp. (a)                  27,100      1,105,951
                                                ------------
                          Biotechnology Total      3,495,622




See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
March 31, 2004                                 Columbia Small Company Index Fund

                                       Shares       Value ($)
-----------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
HEALTH CARE - (CONTINUED)
  HEALTH CARE EQUIPMENT & SUPPLIES - 5.3%
     Advanced Medical Optics, Inc. (a) 19,400        473,360
     American Medical Systems
       Holdings, Inc. (a)              21,800        577,700
     Analogic Corp.                     8,900        404,861
     Arthrocare Corp. (a)              13,700        316,607
     Biosite, Inc. (a)                 10,300        329,291
     CONMED Corp. (a)                  19,200        567,168
     Cooper Companies, Inc.            21,200      1,144,800
     Datascope Corp.                    9,800        344,372
     Diagnostic Products Corp.         19,000        822,700
     Haemonetics Corp. (a)             16,400        515,780
     Hologic, Inc. (a)                 13,300        269,325
     ICU Medical, Inc. (a)              9,000        273,330
     Immucor, Inc. (a)                 13,000        235,560
     Inamed Corp. (a)                  23,100      1,230,768
     Integra Lifesciences Holdings
       Corp. (a)                       17,900        548,098
     Invacare Corp.                    20,500        925,370
     Mentor Corp.                      28,900        869,890
     Merit Medical Systems, Inc. (a)   17,000        367,880
     Osteotech, Inc. (a)               11,300         72,885
     Polymedica Corp.                  17,300        463,986
     Possis Medical, Inc. (a)          11,700        329,121
     ResMed, Inc. (a)                  22,200      1,003,218
     Respironics, Inc. (a)             22,700      1,226,254
     Sola International, Inc. (a)      21,100        490,575
     SurModics, Inc. (a)               11,500        228,965
     Sybron Dental Specialties,
       Inc. (a)                        25,300        689,425
     Theragenics Corp. (a)             19,800        106,524
     Viasys Healthcare, Inc. (a)       19,900        450,138
     Vital Signs, Inc.                  8,500        286,705
     Wilson Greatbatch Technologies,
       Inc. (a)                        14,000        507,920
                                                ------------
       Health Care Equipment & Supplies Total     16,072,576

  HEALTH CARE PROVIDERS & SERVICES - 5.0%
     Accredo Health, Inc. (a)          31,800      1,211,580
     American Healthways, Inc. (a)     21,100        515,262
     AMERIGROUP Corp. (a)              16,100        735,770
     Amsurg Corp. (a)                  19,800        449,658
     Centene Corp. (a)                 13,300        406,847
     Cerner Corp. (a)                  23,400      1,057,446
     Cross Country Healthcare,
       Inc. (a)                        21,100        351,315
     Cryolife, Inc. (a)                15,300         91,035
     Curative Health Services,
       Inc. (a)                         8,500        113,900
     Dendrite International, Inc. (a)  26,800        428,800
     Hooper Holmes, Inc.               42,700        266,448
     NDC Health Corp.                  23,600        640,740
     Odyssey Healthcare, Inc. (a)      23,900        450,515
     Orthodontic Centers of America,
       Inc. (a)                        33,100        261,490
     Owens & Minor, Inc.               25,800        652,740
     PAREXEL International Corp. (a)   17,200        307,364
     Pediatrix Medical Group,
       Inc. (a)                        15,500        976,500
     Pharmaceutical Product
       Development, Inc. (a)           37,100      1,105,209


                                       Shares       Value ($)
-----------------------------------------------------------------
     Priority Healthcare Corp.,
       Class B (a)                     28,700        611,023
     Province Healthcare Co. (a)       32,200        511,980
     RehabCare Group, Inc. (a)         10,600        210,728
     Renal Care Group, Inc. (a)        30,000      1,372,800
     Sierra Health Services, Inc. (a)  18,300        666,120
     Sunrise Senior Living, Inc. (a)   13,400        480,390
     United Surgical Partners
       International, Inc. (a)         18,100        614,314
     US Oncology, Inc. (a)             55,500        820,290
                                                ------------
       Health Care Providers & Services Total     15,310,264

  PHARMACEUTICALS - 1.4%
     Alpharma, Inc., Class A           34,300        672,623
     Cima Laboratories, Inc. (a)        9,600        301,728
     Medicis Pharmaceutical Corp.,
       Class A                         36,700      1,468,000
     MGI Pharma, Inc. (a)              23,100      1,415,106
     Noven Pharmaceuticals, Inc. (a)   14,900        319,903
                                                ------------
                         Pharmaceuticals Total     4,177,360
                                                ------------
                            HEALTH CARE TOTAL     39,055,822

INDUSTRIALS - 18.8%
  AEROSPACE & DEFENSE - 2.7%
     AAR Corp. (a)                     21,100        259,108
     Alliant Techsystems, Inc. (a)     25,500      1,387,200
     Armor Holdings, Inc. (a)          18,600        615,660
     Cubic Corp.                       17,600        457,600
     Curtiss-Wright Corp.              13,700        642,119
     DRS Technologies, Inc. (a)        17,800        498,044
     EDO Corp.                         13,000        313,040
     Engineered Support Systems, Inc.  17,100        834,309
     Esterline Technologies Corp. (a)  13,900        345,415
     GenCorp, Inc.                     29,200        316,236
     Invision Technologies, Inc. (a)   11,200        556,304
     Kaman Corp., Class A              14,900        222,457
     Mercury Computer Systems,
       Inc. (a)                        14,000        357,000
     Moog, Inc. (a)                    17,200        586,864
     Teledyne Technologies, Inc. (a)   21,400        400,180
     Triumph Group, Inc. (a)           10,500        347,025
                                                ------------
                    Aerospace & Defense Total      8,138,561

  AIR FREIGHT & LOGISTICS - 0.3%
     EGL, Inc. (a)                     31,200        560,352
     Forward Air Corp. (a)             14,100        463,467
                                                ------------
                Air Freight & Logistics Total      1,023,819

  AIRLINES - 0.5%
     Atlantic Coast Airlines
       Holdings, Inc. (a)              29,900        217,373
     Frontier Airlines, Inc. (a)       23,400        243,828
     Mesa Air Group, Inc. (a)          20,900        172,634
     Skywest, Inc.                     38,200        734,968
                                                ------------
                               Airlines Total      1,368,803

  BUILDING PRODUCTS - 1.1%
     Apogee Enterprises, Inc.          18,200        224,406
     ElkCorp                           13,000        352,170
     Griffon Corp. (a)                 19,500        421,200
     Lennox International, Inc.        38,800        719,740




See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
March 31, 2004                                 Columbia Small Company Index Fund

                                       Shares       Value ($)
-----------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
INDUSTRIALS - (CONTINUED)
  BUILDING PRODUCTS - (CONTINUED)
     Simpson Manufacturing Co., Inc.   16,000        783,200
     Universal Forest Products, Inc.   11,700        361,062
     Watsco, Inc.                      17,200        498,800
                                                ------------
                      Building Products Total      3,360,578

  COMMERCIAL SERVICES & SUPPLIES - 4.8%
     ABM Industries, Inc.              32,000        574,400
     Administaff, Inc. (a)             17,500        305,025
     Angelica Corp.                     5,800        132,414
     Arbitron, Inc. (a)                20,300        817,278
     Bowne & Co., Inc.                 22,400        383,040
     Brady Corp., Class A              15,500        590,240
     CDI Corp.                         12,900        416,412
     Central Parking Corp.             23,900        479,912
     Coinstar, Inc. (a)                14,000        222,180
     Consolidated Graphics, Inc. (a)    8,900        342,205
     CPI Corp.                          5,300        100,859
     Cross (A.T.) Co., Class A (a)      9,900         64,548
     G&K Services, Inc.                13,800        513,636
     Harland (John H.) Co.             18,300        569,496
     Heidrick & Struggles
       International, Inc. (a)         12,100        289,553
     Imagistics International,
       Inc. (a)                        11,100        488,955
     Insurance Auto Auctions,
       Inc. (a)                         7,600        110,428
     Ionics, Inc. (a)                  14,900        423,160
     Kroll, Inc. (a)                   27,600        741,060
     Labor Ready, Inc. (a)             27,200        367,745
     MemberWorks, Inc. (a)              6,800        237,456
     Mobile Mini, Inc. (a)              9,500        164,350
     NCO Group, Inc. (a)               18,400        430,008
     New England Business Service,
       Inc.                             8,800        297,880
     On Assignment, Inc. (a)           16,600         92,794
     Pre-Paid Legal Services,
        Inc. (a)                       11,400        279,072
     PRG-Schultz International,
        Inc. (a)                       40,600        178,640
     Roto-Rooter, Inc.                  6,500        328,575
     School Specialty, Inc. (a)        12,400        441,068
     SOURCECORP (a)                    10,600        280,900
     Spherion Corp. (a)                39,700        406,131
     Standard Register Co.             18,800        301,364
     Tetra Tech, Inc. (a)              36,100        774,706
     United Stationers, Inc. (a)       22,300        938,830
     Volt Information Sciences,
       Inc. (a)                        10,000        244,400
     Waste Connections, Inc. (a)       18,800        748,240
     Watson Wyatt & Co. Holdings (a)   21,700        547,708
                                                ------------
         Commercial Services & Supplies Total     14,624,668

  CONSTRUCTION & ENGINEERING - 0.6%
     Butler Manufacturing Co.           4,200         94,290
     EMCOR Group, Inc. (a)              9,900        363,330
     Insituform Technologies, Inc.,
       Class A (a)                     17,500        273,525
     Shaw Group, Inc. (a)              40,100        434,684
     URS Corp. (a)                     22,200        638,916
                                                ------------
              Construction & Engineering Total     1,804,745


                                       Shares       Value ($)
-----------------------------------------------------------------
  ELECTRICAL EQUIPMENT - 1.7%
     Acuity Brands, Inc.               27,700        661,476
     Artesyn Technologies, Inc. (a)    25,600        243,712
     Baldor Electric Co.               21,600        496,368
     Belden, Inc.                      17,000        322,490
     C&D Technologies, Inc.            16,800        280,728
     Intermagnetics General Corp. (a)  11,000        291,500
     Magne Tek, Inc. (a)               18,800        142,128
     Regal-Beloit Corp.                16,500        329,670
     Roper Industries, Inc.            23,800      1,148,350
     Smith (A.O.) Corp.                19,300        558,735
     Vicor Corp. (a)                   27,600        338,652
     Woodward Governor Co.              7,400        471,676
                                                ------------
                    Electrical Equipment Total     5,285,485

  INDUSTRIAL CONGLOMERATES - 0.2%
     Gerber Scientific, Inc. (a)       14,600         99,280
     Standex International Corp.        8,100        218,700
     Tredegar Corp.                    25,200        368,676
                                                ------------
               Industrial Conglomerates Total        686,656

  MACHINERY - 4.6%
     Albany International Corp.,
       Class A                         22,000        591,580
     Astec Industries, Inc. (a)        13,000        209,430
     Barnes Group, Inc.                15,200        423,928
     Briggs & Stratton Corp.           14,700        991,809
     Clarcor, Inc.                     16,700        737,305
     CUNO, Inc. (a)                    11,200        502,656
     Gardner Denver, Inc. (a)          12,600        341,208
     IDEX Corp.                        21,700        943,516
     JLG Industries, Inc.              28,600        408,980
     Kaydon Corp.                      18,600        512,058
     Lindsay Manufacturing Co.          7,800        187,824
     Lydall, Inc. (a)                  10,700        109,140
     Manitowoc Co.                     17,500        517,650
     Mascotech, Inc., Escrow
       Shares (a)(b)                   31,800             --
     Milacron, Inc.                    23,000         79,810
     Mueller Industries, Inc.          23,000        781,770
     Oshkosh Truck Corp.               23,100      1,286,670
     Reliance Steel & Aluminum Co.     21,100        741,665
     Robbins & Myers, Inc.              9,500        204,725
     Stewart & Stevenson Services,
       Inc.                            18,900        276,318
     Thomas Industries, Inc.           11,400        359,100
     Timken Co.                        59,000      1,370,570
     Toro Co.                          16,100        998,200
     Valmont Industries, Inc.          15,700        313,686
     Wabash National Corp. (a)         22,000        519,200
     Watts Water Technologies, Inc.    20,900        488,851
     Wolverine Tube, Inc.               8,100         67,959
                                                ------------
                              Machinery Total     13,965,608

  MARINE - 0.2%
      Kirby Corp. (a)                  16,000        540,640
                                                ------------
                                 Marine Total        540,640

  ROAD & RAIL - 1.6%
     Arkansas Best Corp.               16,500        442,035
     Heartland Express, Inc.           33,000        751,740
     Kansas City Southern (a)          41,000        569,900



See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
March 31, 2004                                 Columbia Small Company Index Fund

                                       Shares       Value ($)
-----------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
INDUSTRIALS - (CONTINUED)
  ROAD & RAIL - (CONTINUED)
     Knight Transportation, Inc. (a)   24,800        594,704
     Landstar System, Inc. (a)         19,600        802,424
     USF Corp.                         18,100        619,382
     Yellow Roadway Corp. (a)          31,400      1,057,238
                                                ------------
                            Road & Rail Total      4,837,423

  TRADING COMPANIES & DISTRIBUTORS - 0.5%
     Applied Industrial
        Technologies, Inc.             12,800        290,816
     Hughes Supply, Inc.               19,700      1,032,280
     Lawson Products, Inc.              6,300        205,443
                                                ------------
       Trading Companies & Distributors Total      1,528,539
                                                ------------
                            INDUSTRIALS TOTAL     57,165,525

INFORMATION TECHNOLOGY - 16.3%
  COMMUNICATIONS EQUIPMENT - 1.6%
     Adaptec, Inc. (a)                 72,000        630,720
     Audiovox Corp., Class A (a)       15,200        304,000
     Bel Fuse, Inc., Class B            7,400        242,276
     Black Box Corp.                   11,900        637,721
     Brooktrout, Inc. (a)               8,200        162,688
     C-COR.net Corp. (a)               27,900        391,158
     Cable Design Technologies
       Corp. (a)                       27,700        262,596
     Ceva, Inc. (a)                         1              9
     Digi International, Inc. (a)      13,800        136,206
     Harmonic, Inc. (a)                46,100        444,865
     Inter-Tel, Inc.                   16,600        498,996
     Network Equipment Technologies,
       Inc. (a)                        15,800        157,684
     PC-Tel, Inc. (a)                  13,600        140,488
     SCM Microsystems, Inc. (a)        10,100         67,771
     Symmetricom, Inc. (a)             29,200        261,924
     Tollgrade Communications,
       Inc. (a)                         9,000        143,640
     Viasat, Inc. (a)                  17,400        432,912
                                                ------------
               Communications Equipment Total      4,915,654

  COMPUTERS & PERIPHERALS - 0.7%
     Avid Technology, Inc. (a)         20,300        936,439
     Hutchinson Technology, Inc. (a)   17,200        482,632
     Pinnacle Systems, Inc. (a)        44,800        404,544
     SBS Technologies, Inc. (a)        10,000        154,600
                                                ------------
                 Computers & Peripherals Total     1,978,215

  ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.1%
     Aeroflex, Inc. (a)                48,900        658,194
     Agilysys, Inc.                    21,200        252,280
     Anixter International, Inc. (a)   23,900        675,175
     BEI Technologies, Inc.             9,700        217,862
     Bell Microproducts, Inc. (a)      17,500        126,000
     Benchmark Electronics, Inc. (a)   26,800        843,664
     Checkpoint Systems, Inc. (a)      21,700        410,130
     Cognex Corp.                      28,900        960,925


                                       Shares       Value ($)
-----------------------------------------------------------------
     Coherent, Inc. (a)                19,800        520,542
     CTS Corp.                         23,800        310,352
     Daktronics, Inc. (a)              12,400        279,868
     Dionex Corp. (a)                  14,000        739,200
     Electro Scientific Industries,
       Inc. (a)                        18,400        433,136
     Flir Systems, Inc. (a)            21,900        834,828
     Global Imaging Systems,
       Inc. (a)                        14,500        481,690
     Itron, Inc. (a)                   13,600        253,096
     Keithley Instruments, Inc.        10,500        217,455
     Methode Electronics, Inc.,
       Class A                         23,600        304,440
     Park Electrochemical Corp.        13,100        331,430
     Paxar Corp. (a)                   25,800        380,550
     Photon Dynamics, Inc. (a)         10,900        355,667
     Planar Systems, Inc. (a)           9,600        136,608
     Radisys Corp. (a)                 12,000        250,800
     Rogers Corp. (a)                  10,700        571,059
     Technitrol, Inc. (a)              26,600        500,080
     Trimble Navigation Ltd. (a)       32,700        749,811
     Veeco Instruments, Inc. (a)       19,300        541,365
     X-Rite, Inc.                      13,600        202,504
                                                ------------
     Electronic Equipment & Instruments Total    12,538,711

  INTERNET SOFTWARE & SERVICES - 0.7%
     j2 Global Communications,
        Inc. (a)                       15,200        342,912
     Netegrity, Inc. (a)               24,800        210,800
     WebEx Communications, Inc. (a)    28,200        838,386
     Websense, Inc. (a)                14,800        438,228
     Zix Corp.                         18,400        268,272
                                                ------------
           Internet Software & Services Total      2,098,598

  IT SERVICES - 1.7%
     American Management Systems,
       Inc. (a)                        28,000        537,600
     CACI International, Inc.,
       Class A (a)                     19,200        825,600
     Carreker Corp. (a)                15,800        125,136
     CIBER, Inc. (a)                   43,000        473,000
     eFunds Corp. (a)                  31,100        510,040
     Global Payments, Inc.             24,900      1,122,492
     Intrado, Inc. (a)                 11,200        216,720
     Mantech International Corp. (a)   21,100        432,339
     MAXIMUS, Inc. (a)                 14,400        504,000
     Pegasus Solutions, Inc. (a)       16,500        192,720
     Startek, Inc.                      9,400        341,596
                                                ------------
                            IT Services Total      5,281,243

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.0%
     Actel Corp. (a)                   16,700        377,921
     Advanced Energy Industries,
       Inc. (a)                        21,500        438,385
     Alliance Semiconductor Corp. (a)  23,200        176,552
     ATML, Inc. (a)                    20,400        536,928
     Axcelis Technologies, Inc. (a)    65,300        726,136
     Brooks Automation, Inc. (a)       29,300        614,714
     Cohu, Inc.                        14,100        262,965
     Cymer, Inc. (a)                   23,800        918,918
     DSP Group, Inc. (a)               18,900        486,297
     DuPont Photomasks, Inc. (a)       12,000        279,120
     ESS Technology, Inc. (a)          25,600        375,296


See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
March 31, 2004                                 Columbia Small Company Index Fund

                                       Shares       Value ($)
-----------------------------------------------------------------
Common Stocks - (continued)
INFORMATION TECHNOLOGY - (continued)
  Semiconductors & Semiconductor Equipment - (continued)
     Exar Corp. (a)                    27,000        499,500
     FEI Co. (a)                       21,900        478,515
     Helix Technology Corp.            17,200        417,100
     Kopin Corp. (a)                   46,200        267,036
     Kulicke & Soffa Industries,
        Inc. (a)                       33,400        391,448
     Microsemi Corp. (a)               39,000        533,520
     Pericom Semiconductor Corp. (a)   16,600        190,568
     Photronics, Inc. (a)              21,400        379,636
     Power Integrations, Inc. (a)      19,900        583,667
     Rudolph Technologies, Inc. (a)    10,900        204,157
     Skyworks Solutions, Inc. (a)      98,400      1,147,344
     Standard Microsystems Corp. (a)   11,900        317,016
     Supertex, Inc. (a)                 8,500        141,780
     Three-Five Systems, Inc. (a)      14,100         92,355
     Ultratech, Inc. (a)               15,500        361,305
     Varian Semiconductor Equipment
       Associates, Inc. (a)            23,800        999,600
                                                ------------
Semiconductors & Semiconductor Equipment Total    12,197,779

  SOFTWARE - 3.5%
     ANSYS, Inc. (a)                   10,000        397,400
     BARRA, Inc.                       12,400        433,876
     Captaris, Inc. (a)                21,200        116,600
     Catapult Communications Corp. (a)  8,500        151,546
     Concord Communications, Inc. (a)  11,900        171,479
     EPIQ Systems, Inc. (a)            11,700        191,646
     FactSet Research Systems, Inc.    22,300        949,088
     FileNET Corp. (a)                 24,800        660,920
     Hyperion Solutions Corp. (a)      25,200      1,044,540
     JDA Software Group, Inc. (a)      19,100        277,905
     Kronos, Inc. (a)                  20,400        663,612
     Manhattan Associates, Inc. (a)    19,800        550,440
     MapInfo Corp. (a)                 12,800        163,328
     MICROS Systems, Inc. (a)          12,100        546,315
     Midway Games, Inc. (a)            36,900        268,632
     MRO Software, Inc. (a)            16,400        190,568
     NYFIX, Inc. (a)                   21,000        108,360
     Phoenix Technologies Ltd. (a)     16,100         86,779
     Progress Software Corp. (a)       23,300        558,967
     QRS Corp. (a)                     10,500         59,220
     Radiant Systems, Inc. (a)         17,000        102,209
     Roxio, Inc. (a)                   22,100         98,787
     Serena Software, Inc. (a)         25,900        527,065
     SPSS, Inc. (a)                    11,500        210,450
     Take-Two Interactive Software,
       Inc. (a)                        29,400      1,081,332
     Talx Corp.                         9,000        197,550
     THQ, Inc. (a)                     25,100        507,773
     Verity, Inc. (a)                  25,000        341,750
                                                ------------
                               Software Total     10,658,137
                                                ------------
                 INFORMATION TECHNOLOGY TOTAL     49,668,337


                                       Shares       Value ($)
-----------------------------------------------------------------
MATERIALS - 5.2%
  CHEMICALS - 1.8%
     Arch Chemicals, Inc.              14,900        420,627
     Cambrex Corp.                     17,000        457,300
     Fuller (H.B.) Co.                 18,800        534,672
     Georgia Gulf Corp.                21,600        651,240
     Headwaters, Inc. (a)              22,000        563,640
     MacDermid, Inc.                   20,000        703,800
     Material Sciences Corp. (a)        9,400        103,400
     OM Group, Inc. (a)                18,700        568,480
     Omnova Solutions, Inc. (a)        26,400        138,600
     Penford Corp.                      5,800         96,628
     PolyOne Corp. (a)                 60,500        402,325
     Quaker Chemical Corp.              6,300        160,020
     Schulman (A.), Inc.               19,900        391,035
      Wellman, Inc.                    21,000        175,350
                                                ------------
                              Chemicals Total      5,367,117

  CONSTRUCTION MATERIALS - 0.5%
     Florida Rock Industries, Inc.     28,400      1,197,060
      Texas Industries, Inc.           13,900        502,485
                                                ------------
                 Construction Materials Total      1,699,545

  CONTAINERS & PACKAGING - 0.7%
     AptarGroup, Inc.                  24,000        921,600
     Caraustar Industries, Inc. (a)    18,600        216,690
     Chesapeake Corp.                  12,600        300,762
     Myers Industries, Inc.            19,900        244,770
     Rock-Tenn Co., Class A            23,200        334,544
                                                ------------
                  Container & Packaging Total      2,018,366

  METALS & MINING - 1.7%
     Brush Engineered Materials,
       Inc. (a)                        11,000        222,970
     Carpenter Technology Corp.        14,800        486,624
     Castle (A.M.) & Co. (a)           10,400         94,016
     Century Aluminum Co. (a)          14,000        395,220
     Cleveland-Cliffs, Inc. (a)         6,900        451,467
     Commercial Metals Co.             18,800        598,592
     Commonwealth Industries, Inc. (a) 10,600         77,486
     IMCO Recycling, Inc. (a)          10,200         96,084
     Massey Energy Co.                 49,700      1,096,879
     Quanex Corp.                      10,700        454,643
     RTI International Metals,
       Inc. (a)                        13,700        216,871
     Ryerson Tull, Inc.                16,400        214,676
     Steel Dynamics, Inc. (a)          31,700        785,526
     Steel Technologies, Inc.           8,100        156,492
                                                ------------
                         Metal & Mining Total      5,347,546

  PAPER & FOREST PRODUCTS - 0.5%
     Buckeye Technologies, Inc. (a)    24,500        253,820
     Deltic Timber Corp.                7,900        280,292
     Pope & Talbot, Inc.               10,300        177,057
     Schweitzer-Mauduit
       International, Inc.              9,700        313,310
     Wausau-Mosinee Paper Corp.        34,000        479,060
                                                ------------
                 Paper & Forest Products Total     1,503,539
                                                ------------
                              MATERIALS TOTAL     15,936,113


See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
March 31, 2004                                 Columbia Small Company Index Fund

                                       Shares       Value ($)
-----------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
TELECOMMUNICATION SERVICES - 0.4%
  DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
     Commonwealth Telephone
       Enterprises, Inc. (a)           15,800        647,958
     General Communication, Inc.,
       Class A (a)                     37,200        338,520
                                                ------------
 Diversified Telecommunication Services Total        986,478

  WIRELESS TELECOMMUNICATION SERVICES - 0.1%
      Boston Communications Group,
        Inc. (a)                       12,200        144,570
                                                ------------
    Wireless Telecommunication Services Total        144,570
                                                ------------
             TELECOMMUNICATION SERVICES TOTAL      1,131,048

UTILITIES - 3.6%
  ELECTRIC UTILITIES - 0.9%
     Central Vermont Public Service
       Corp.                            7,900        177,750
     CH Energy Group, Inc.             10,400        510,536
     Cleco Corp.                       31,200        593,736
     El Paso Electric Co.              31,800        440,112
     Green Mountain Power Corp.         3,300         85,371
     UIL Holdings Corp.                 9,500        457,615
     Unisource Energy Corp.            22,200        545,454
                                                ------------
                     Electric Utilities Total      2,810,574

  GAS UTILITIES - 2.1%
     Atmos Energy Corp.                34,200        874,494
     Cascade Natural Gas Corp.          7,400        161,246
     Laclede Group, Inc.               12,600        381,780
     New Jersey Resources Corp.        18,100        684,180
     Northwest Natural Gas Co.         17,100        534,375
     NUI Corp.                         10,600        179,246
     Piedmont Natural Gas Co.          25,100      1,059,722
     Southern Union Co. (a)            48,200        913,390
     Southwest Gas Corp.               22,500        526,500
     UGI Corp.                         33,300      1,096,236
                                                ------------
                           Gas Utilities Total     6,411,169

  MULTI-UTILITIES & UNREGULATED POWER - 0.5%
     Avista Corp.                      31,900        603,548
     Energen Corp.                     23,800        981,750
                                                ------------
    MULTI-UTILITIES & UNREGULATED POWER TOTAL      1,585,298

  WATER UTILITIES - 0.1%
      American States Water Co.        10,000        244,000
                                                ------------
                        Water Utilities Total        244,000
                                                ------------
                              UTILITIES TOTAL     11,051,041

                          TOTAL COMMON STOCKS
                       (Cost of $242,303,911)    300,601,654


                                       Shares       Value ($)
-----------------------------------------------------------------
INVESTMENT COMPANY - 0.8%
-----------------------------------------------------------------

      iShares S&P SmallCap 600 Index
      Fund (Cost of $2,536,394)        18,100      2,577,440


Short-Term Obligation - 0.2%          Par ($)
-----------------------------------------------------------------

     Repurchase agreement with State
     Street Bank & Trust Co., dated
     03/31/04, due 04/01/04 at 0.960%,
     collateralized by U.S. Treasury
     Bonds with various maturities
     to 02/15/16, market value of
     $587,265 (repurchase proceeds
     $570,015) (Cost of $570,000)     570,000        570,000



                    TOTAL INVESTMENTS - 99.9%
                   (Cost of $245,410,305) (c)    303,749,094

       OTHER ASSETS & LIABILITIES, NET - 0.1%        286,757

                          NET ASSETS - 100.0%    304,035,851


NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing.

(b) Represents fair value as determined in good faith under the direction of the Board of Trustees.

(c)  Cost for federal income tax purposes is $249,506,088.


                 ACRONYM                  NAME
                 -------                  -----
                  REIT        Real Estate Investment Trust

See Notes to Financial Statements.

Investment Portfolio
--------------------------------------------------------------------------------
March 31, 2004                                 Columbia U.S. Treasury Index Fund

                                      Par ($)       Value ($)
-----------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 98.2%
  U.S. TREASURY BONDS - 33.0%
     10.75% 08/15/05                1,600,000      1,805,563
     12.00% 08/15/13                4,925,000      6,830,936
     7.50% 11/15/16                 5,600,000      7,382,810
     8.75% 05/15/17                 1,330,000      1,928,759
     8.88% 08/15/17                 1,000,000      1,465,312
     8.50% 02/15/20                 2,321,000      3,363,909
     7.88% 02/15/21                 7,100,000      9,819,911
     8.13% 08/15/21                 3,200,000      4,535,376
     7.25% 08/15/22                 2,750,000      3,612,812
     6.13% 11/15/27                13,100,000     15,454,935
     5.25% 02/15/29                 4,150,000      4,387,330
                                                ------------
                    U.S. Treasury Bonds Total     60,587,653

  U.S. TREASURY NOTES - 65.2%
     1.63% 03/31/05                 4,000,000      4,018,908
     1.63% 04/30/05                 4,600,000      4,622,103
     6.75% 05/15/05                 4,150,000      4,405,972
     1.25% 05/31/05                 5,700,000      5,703,563
     1.50% 07/31/05                 7,000,000      7,022,967
     6.50% 08/15/05                 5,250,000      5,622,834
     2.00% 08/31/05                 1,000,000      1,009,922
     1.63% 09/30/05                 4,000,000      4,018,124
     1.63% 10/31/05                 3,200,000      3,212,749
     6.88% 05/15/06                 1,800,000      1,996,524
     7.00% 07/15/06                 1,225,000      1,370,278
     2.38% 08/15/06                 3,750,000      3,805,226
     6.50% 10/15/06                 9,150,000     10,210,110
     3.50% 11/15/06                 4,850,000      5,055,179
     4.38% 05/15/07                 3,500,000      3,743,908
     3.00% 11/15/07                 6,450,000      6,621,073
     5.63% 05/15/08                 4,215,000      4,734,958
     3.13% 10/15/08                10,000,000     10,204,690
     5.50% 05/15/09                 6,700,000      7,568,642
     6.50% 02/15/10                   500,000        592,774
     5.75% 08/15/10                 6,200,000      7,118,375
     5.00% 08/15/11                 3,700,000      4,077,082
     4.88% 02/15/12                 2,000,000      2,183,204
     4.00% 11/15/12                 2,450,000      2,512,399
     3.88% 02/15/13                 8,250,000      8,362,150
                                                ------------
                     U.S. Treasury Notes Total   119,793,714


            TOTAL U.S. GOVERNMENT OBLIGATIONS
                       (Cost of $170,898,891)    180,381,367


                                      Par ($)       Value ($)
-----------------------------------------------------------------
Short-Term Obligation - 1.0%
     Repurchase agreement with State
     Street Bank & Trust Co., dated
     03/31/04, due 04/01/04 at
     0.960%, collateralized by U.S.
     Treasury Bonds with various
     maturities to 02/15/20, market
     value $1,861,650 (repurchase
     proceeds $1,824,049)
     (Cost of $1,824,000)           1,824,000      1,824,000
                                                 -----------


                    TOTAL INVESTMENTS - 99.2%
                   (COST OF $172,722,891) (a)    182,205,367

     OTHER ASSETS AND LIABILITIES, NET - 0.8%      1,550,956

                          NET ASSETS - 100.0%    183,756,323


(a)  Cost for federal income tax purposes is $175,499,893.



See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
March 31, 2004                                              Columbia Index Funds
                                                                                            COLUMBIA     COLUMBIA
                                                                                              LARGE        SMALL      COLUMBIA
                                                                                             COMPANY      COMPANY   U.S. TREASURY
                                                                                              INDEX        INDEX        INDEX
                                                                                            FUND ($)     FUND ($)     FUND ($)
---------------------------------------------------------------------------------------------------------------------------------
 ASSETS:
    Unaffiliated investments, at cost                                                     771,968,303  245,410,305  172,722,891
                                                                                          -----------  -----------  -----------
    Affiliated investments, at cost                                                         9,937,290           --           --
                                                                                          -----------  -----------  -----------
    Unaffiliated investments, at value                                                    869,773,763  303,749,094  182,205,367
    Affiliated investments, at value                                                       13,792,926           --           --
                                                                                          -----------  -----------  -----------
       Total investments, at value                                                        883,566,689  303,749,094  182,205,367
    Cash                                                                                           --          931          210
    Receivable for:
       Investments sold                                                                       168,166    3,185,695       25,533
       Fund shares sold                                                                     2,600,990      190,484           --
       Dividends                                                                            1,121,049      185,405           --
       Interest                                                                                    45           15    2,125,659
    Deferred Trustees' compensation plan                                                        1,344        2,163        1,180
                                                                                          -----------  -----------  -----------
       Total assets                                                                       887,458,283  307,313,787  184,357,949

---------------------------------------------------------------------------------------------------------------------------------
 LIABILITIES:
    Payable to custodian bank                                                                  16,912           --           --
    Payable for:
       Investments purchased                                                                  407,175    2,992,701           --
       Fund shares repurchased                                                              1,617,651      174,278      309,670
       Distributions                                                                               --           --      219,308
       Investment advisory fee                                                                 77,037       25,306       15,512
       Sub-account services fee                                                                54,018        1,327        2,748
       Administration fee                                                                     224,023       75,743       46,499
       Trustees' fee                                                                              172        1,269        1,845
       Distribution and service fees                                                           12,411        2,630        3,634
    Deferred Trustees' fee                                                                      1,344        2,163        1,180
    Other liabilities                                                                           3,292        2,519        1,230
                                                                                          -----------  -----------  -----------
       Total liabilities                                                                    2,414,035    3,277,936      601,626

 NET ASSETS                                                                               885,044,248  304,035,851  183,756,323


---------------------------------------------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS:
    Paid-in capital                                                                       781,572,389  240,010,087  177,363,409
    Undistributed (overdistributed) net investment income                                   2,446,724      332,405   (2,369,270)
    Accumulated net realized gain (loss) on investments                                      (635,961)   5,354,570     (720,292)
    Unrealized appreciation on investments                                                101,661,096   58,338,789    9,482,476
                                                                                          -----------  -----------  -----------
 NET ASSETS                                                                               885,044,248  304,035,851  183,756,323

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                            Columbia Index Funds
                                                                                            COLUMBIA     COLUMBIA
                                                                                              LARGE        SMALL      COLUMBIA
                                                                                             COMPANY      COMPANY   U.S. TREASURY
                                                                                              INDEX        INDEX        INDEX
                                                                                            FUND ($)     FUND ($)     FUND ($)
---------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS:
    Class A                                                                                12,035,990    2,298,872    2,624,511
    Class B                                                                                 9,093,367    1,340,339    1,574,252
    Class C                                                                                 1,965,064    1,225,498    1,843,128
    Class Z                                                                               861,949,827  299,171,142  177,714,432


---------------------------------------------------------------------------------------------------------------------------------
 SHARES OF BENEFICIAL INTEREST OUTSTANDING:
    Class A                                                                                   446,034      117,411      234,689
    Class B                                                                                   338,183       69,066      140,780
    Class C                                                                                    72,917       63,086      164,822
    Class Z                                                                                31,908,816   15,262,925   15,892,242


---------------------------------------------------------------------------------------------------------------------------------
 CLASS A:
    Net asset value per share (a)                                                               26.98        19.58        11.18
    Maximum sales charge                                                                        5.75%        5.75%        4.75%
    Maximum offering price per share (b)                                                        28.63        20.77        11.74


---------------------------------------------------------------------------------------------------------------------------------
 CLASS B:
    Net asset value and offering price per share (a)                                            26.89        19.41        11.18


---------------------------------------------------------------------------------------------------------------------------------
 CLASS C:
    Net asset value and offering price per share (a)                                            26.95        19.43        11.18


---------------------------------------------------------------------------------------------------------------------------------
 CLASS Z:
    Net asset value, offering and redemption price per share                                    27.01        19.60        11.18

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.

                                              See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------
For the year ended March 31, 2004                           Columbia Index Funds
                                                                                            COLUMBIA     COLUMBIA
                                                                                              LARGE        SMALL      COLUMBIA
                                                                                             COMPANY      COMPANY   U.S. TREASURY
                                                                                              INDEX        INDEX        INDEX
                                                                                            FUND ($)     FUND ($)     FUND ($)

---------------------------------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME:

 INCOME:
    Dividends                                                                              13,009,170    2,323,972           --
    Dividends from affiliates                                                                 513,496           --           --
    Interest                                                                                   42,172       10,119    7,138,664
    Foreign withholding tax                                                                        --       (1,179)          --
                                                                                          -----------  -----------  -----------
       Total income                                                                        13,564,838    2,332,912    7,138,664


---------------------------------------------------------------------------------------------------------------------------------
 EXPENSES:
    Investment advisory fee                                                                   778,493      262,499      182,638
    Sub-account services fee - Class Z                                                        635,110       15,793       38,428
    Administration fee                                                                      2,334,366      787,498      547,915
    Service fee:
       Class A                                                                                 12,550        2,114        4,356
       Class B                                                                                 10,478        1,116        3,069
       Class C                                                                                  2,100          988        2,742
    Distribution fee:
       Class B                                                                                 31,434        3,348        9,206
       Class C                                                                                  6,301        2,963        8,242
    Trustees' fee                                                                              14,289       16,113       12,251
    Non-recurring costs (See Note 7)                                                            6,000        2,042        1,253
    Costs assumed by Investment Advisor (See Note 7)                                           (6,000)      (2,042)      (1,253)
    Other expenses                                                                             16,401        6,200        4,957
                                                                                          -----------  -----------  -----------
       Total expenses                                                                       3,841,522    1,098,632      813,804
    Fees reimbursed by Administrator - Class Z                                                (76,854)          --      (17,861)
    Fees waived by Investment Advisor                                                        (151,286)          --           --
    Fees waived by Distributor - Class C                                                           --           --       (1,650)
                                                                                          -----------  -----------  -----------
       Net expenses                                                                         3,613,382    1,098,632      794,293
                                                                                          -----------  -----------  -----------
NET INVESTMENT INCOME                                                                       9,951,456    1,234,280    6,344,371


---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments                                                        7,641,783   12,355,246    1,750,382
    Net realized gain on affiliated investments                                               253,485           --           --
    Net change in unrealized appreciation (depreciation) on investments                   196,922,269   96,571,094   (1,115,885)
                                                                                          -----------  -----------  -----------

NET GAIN                                                                                  204,817,537  108,926,340      634,497
                                                                                          -----------  -----------  -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      214,768,993  110,160,620    6,978,868
                                                                                          -----------  -----------  -----------


See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

March 31, 2004
--------------------------------------------------------------------------------
                                                            Columbia Index Funds
                                                       COLUMBIA LARGE              COLUMBIA SMALL             COLUMBIA U.S.
                                                     COMPANY INDEX FUND          COMPANY INDEX FUND         TREASURY INDEX FUND
                                                   ----------------------      ----------------------     ----------------------
                                                      YEAR         YEAR           YEAR         YEAR          YEAR         YEAR
                                                      ENDED        ENDED          ENDED        ENDED         ENDED        ENDED
                                                    MARCH 31,    MARCH 31,      MARCH 31,    MARCH 31,     MARCH 31,    MARCH 31,
                                                    2004 ($)     2003 ($)       2004 ($)     2003 ($)      2004 ($)     2003 ($)
---------------------------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN NET ASSETS:
    Net investment income                           9,951,456     8,325,012     1,234,280    1,121,786     6,344,371    7,422,952
    Net realized gain (loss) on investments         7,895,268       197,637    12,355,246   (2,521,709)    1,750,382    4,713,565
    Net change in unrealized appreciation
       (depreciation) on investments              196,922,269  (215,174,924)   96,571,094  (72,514,278)   (1,115,885)   9,288,523
                                                  -----------   -----------   -----------  -----------   -----------  -----------
         Net increase (decrease) from operations  214,768,993  (206,652,275)  110,160,620  (73,914,201)    6,978,868   21,425,040


---------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
    From net investment income:
       Class A                                        (65,332)          (45)       (1,138)          (6)      (71,866)      (2,587)
       Class B                                        (15,166)          (11)           --           (6)      (42,459)      (2,924)
       Class C                                         (3,150)          (11)           --           (5)      (39,102)        (679)
       Class Z                                     (9,437,778)   (7,332,236)     (909,849)  (1,316,551)   (8,035,668)  (7,990,066)
    From net realized gains:
       Class A                                        (27,596)          (10)           --          (16)           --           --
       Class B                                        (25,207)           (3)           --          (16)           --           --
       Class C                                         (5,235)           (3)           --          (16)           --           --
       Class Z                                     (3,409,977)   (1,692,047)           --   (3,677,761)           --           --
    Return of capital:
       Class A                                             --            --            --           (1)           --           --
       Class B                                             --            --            --           (1)           --           --
       Class C                                             --            --            --           (1)           --           --
       Class Z                                             --            --            --     (256,394)           --           --
                                                  -----------   -----------   -----------  -----------   -----------  -----------
         Total distributions declared
            to shareholders                       (12,989,441)   (9,024,366)     (910,987)  (5,250,774)   (8,189,095)  (7,996,256)


---------------------------------------------------------------------------------------------------------------------------------
 SHARE TRANSACTIONS:

 Class A:
    Subscriptions                                  17,823,067       205,353    3,589,744         4,244     2,969,265      603,594
    Distributions reinvested                           90,168            55          607            23        65,437        2,469
    Redemptions                                    (6,792,129)      (32,320)  (1,422,648)           --      (911,170)    (129,517)
                                                  -----------   -----------  -----------   -----------   -----------  -----------
       Net increase                                11,121,106       173,088    2,167,703         4,267     2,123,532      476,546
                                                  -----------   -----------  -----------   -----------   -----------  -----------

 Class B:
    Subscriptions                                   8,537,666       565,517    1,150,005       102,520     1,218,879      730,910
    Distributions reinvested                           35,953            14           --            23        35,446        2,127
    Redemptions                                      (734,135)      (32,382)     (41,528)       (1,432)     (342,153)     (55,800)
                                                  -----------   -----------  -----------   -----------   -----------  -----------
       Net increase                                 7,839,484       533,149    1,108,477       101,111       912,172      677,237
                                                  -----------   -----------  -----------   -----------   -----------  -----------

 Class C:
    Subscriptions                                   1,929,810       268,404    1,292,441        18,753     1,812,421      417,379
    Distributions reinvested                            7,979            14           --            22        35,183          588
    Redemptions                                      (300,993)      (82,368)    (176,592)      (16,900)     (402,597)          --
                                                  -----------   -----------  -----------   -----------   -----------  -----------
       Net increase                                 1,636,796       186,050    1,115,849         1,875     1,445,007      417,967
                                                  -----------   -----------  -----------   -----------   -----------  -----------

 Class Z:
    Subscriptions                                 241,564,709   198,629,678   18,204,562    48,170,305    22,283,569   50,646,981
    Distributions reinvested                       10,522,224     7,768,360      849,907     4,929,919     5,420,382    5,728,937
    Redemptions                                  (199,497,682) (222,552,002) (30,942,461)  (62,871,713)  (31,829,600) (46,945,289)
                                                  -----------   -----------  -----------   -----------   -----------  -----------
       Net increase (decrease)                     52,589,251   (16,153,964) (11,887,992)   (9,771,489)   (4,125,649)   9,430,629
                                                  -----------   -----------  -----------   -----------   -----------  -----------
    Net increase (decrease) from
       share transactions                          73,186,637   (15,261,677)  (7,495,963)   (9,664,236)      355,062   11,002,379
                                                  -----------   -----------  -----------   -----------   -----------  -----------
    Total increase (decrease) in net assets       274,966,189  (230,938,318) 101,753,670   (88,829,211)     (855,165)  24,431,163
                                                  -----------   -----------  -----------   -----------   -----------  -----------


 NET ASSETS:

    Beginning of period                           610,078,059   841,016,377  202,282,181   291,111,392   184,611,488  160,180,325
    End of period                                 885,044,248   610,078,059  304,035,851   202,282,181   183,756,323  184,611,488
    Undistributed (overdistributed)
       net investment income at end of period       2,446,724     2,087,456      332,405        22,557    (2,369,270)  (1,250,166)
                                                  -----------   -----------  -----------   -----------   -----------  -----------


See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
March 31, 2004                                              Columbia Index Funds
                                                       COLUMBIA LARGE             COLUMBIA SMALL            COLUMBIA U.S.
                                                     COMPANY INDEX FUND         COMPANY INDEX FUND        TREASURY INDEX FUND
                                                   ----------------------     ----------------------    ----------------------
                                                      YEAR         YEAR          YEAR         YEAR         YEAR         YEAR
                                                      ENDED        ENDED         ENDED        ENDED        ENDED        ENDED
                                                    MARCH 31,    MARCH 31,     MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,
                                                      2004         2003          2004         2003         2004         2003
CHANGES IN SHARES:
Class A:
    Subscriptions                                     720,713         9,891      193,060          322      268,516       53,786
    Issued for distributions reinvested                 3,510             3           34            2        5,918          219
    Redemptions                                      (286,488)       (1,595)     (76,007)           -      (82,172)     (11,578)
                                                  -----------   -----------  -----------  -----------  -----------  -----------
       Net increase                                   437,735         8,299      117,087          324      192,262       42,427
                                                  -----------   -----------  -----------  -----------  -----------  -----------
Class B:
    Subscriptions                                     340,334        27,095       64,063        7,585      108,265       65,113
    Issued for distributions reinvested                 1,401             6            -            1        3,197          189
    Redemptions                                       (29,162)       (1,491)      (2,469)        (114)     (30,959)      (5,025)
                                                  -----------   -----------  -----------  -----------  -----------  -----------
       Net increase                                   312,573        25,610       61,594        7,472       80,503       60,277
                                                  -----------   -----------  -----------  -----------  -----------  -----------
Class C:
    Subscriptions                                      74,917        13,342       74,135        1,378      161,242       36,718
    Issued for distributions reinvested                   310             1            -            2        3,175           53
    Redemptions                                       (11,376)       (4,277)     (11,121)      (1,308)     (36,366)           -
                                                  -----------   -----------  -----------  -----------  -----------  -----------
       Net increase                                    63,851         9,066       63,014           72      128,051       36,771
                                                  -----------   -----------  -----------  -----------  -----------  -----------
Class Z:
    Subscriptions                                   9,665,124     8,940,608    1,080,260    3,345,923    2,017,456    4,590,292
    Issued for distributions reinvested               409,266       359,147       47,534      356,982      487,935      519,835
    Redemptions                                    (7,950,992)  (10,042,687)  (1,856,573)  (4,484,367)  (2,874,041)  (4,250,833)
                                                  -----------   -----------  -----------  -----------  -----------  -----------
       Net increase (decrease)                      2,123,398      (742,932)    (728,779)    (781,462)    (368,650)     859,294
                                                  -----------   -----------  -----------  -----------  -----------  -----------

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
March 31, 2004                                              Columbia Index Funds

NOTE 1. ORGANIZATION

The Columbia Funds Trust V (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified portfolios (individually referred to as a "Fund", collectively referred to as the "Funds"):

    Columbia Large Company Index Fund
    Columbia Small Company Index Fund
    Columbia U.S. Treasury Index Fund

INVESTMENT GOALS

Each Fund seeks to provide investment results that match the price and yield performance of its index.

FUND SHARES

The Funds may issue an unlimited number of shares. Each Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

On October 13, 2003, the Liberty Large Company Index Fund, Liberty Small Company Index Fund and Liberty U.S. Treasury Index Fund were renamed Columbia Large Company Index Fund, Columbia Small Company Index Fund and Columbia U.S. Treasury Index Fund, respectively. Also on this date, the Liberty Funds Trust V was renamed Columbia Funds Trust V.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by a pricing service approved by the Funds' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

--------------------------------------------------------------------------------
March 31, 2004                                              Columbia Index Funds

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. The Funds, through their custodian, receive delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date for the Columbia Large Company Index Fund and Columbia Small Company Index Fund. Net realized capital gains, if any, are distributed at least annually. Dividends from net investment income are declared daily and paid monthly for the Columbia U.S. Treasury Index Fund.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2004, permanent differences resulting primarily from differing treatments for REIT adjustments, market discount reclassifications and discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Funds' net assets as follows:

                                   Undistributed
                                 (Overdistributed)  Accumulated
                                   Net Investment   Net Realized     Paid-In
                                        Income       Gain (Loss)     Capital
--------------------------------------------------------------------------------
 Columbia Large Company
   Index Fund                          $(70,762)      $ 70,762        $  --
--------------------------------------------------------------------------------
 Columbia Small Company
   Index Fund                           (13,445)        13,445           --
--------------------------------------------------------------------------------
 Columbia U.S. Treasury Index Fund      725,620       (725,621)       $   1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2004 and March 31, 2003 was as follows:

                                                  March 31, 2004
--------------------------------------------------------------------------------
                                                Ordinary       Long-term
                                                 Income*     Capital Gains
--------------------------------------------------------------------------------
 Columbia Large Company Index Fund            $9,883,333      $3,106,108
--------------------------------------------------------------------------------
 Columbia Small Company Index Fund               910,987              --
--------------------------------------------------------------------------------
 Columbia U.S. Treasury Index Fund             8,189,095              --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
March 31, 2004                                              Columbia Index Funds


                                                March 31, 2003
--------------------------------------------------------------------------------
                                        Ordinary      Long-term     Tax Return
                                          Income*   Capital Gains   of Capital
--------------------------------------------------------------------------------
 Columbia Large Company
   Index Fund                         $ 7,561,435     $1,462,931    $     --
--------------------------------------------------------------------------------
 Columbia Small Company
   Index Fund                           1,316,568      3,677,809     256,397
--------------------------------------------------------------------------------
 Columbia U.S. Treasury
   Index Fund                           7,996,256             --          --
--------------------------------------------------------------------------------

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                  Undistributed   Undistributed
                                    Ordinary        Long-Term     Net Unrealized
                                     Income       Capital Gains    Appreciation*
--------------------------------------------------------------------------------
 Columbia Large Company
   Index Fund                      $3,559,639       $4,065,661     $95,847,838
--------------------------------------------------------------------------------
 Columbia Small Company
   Index Fund                         224,886        9,558,966      54,243,006
--------------------------------------------------------------------------------
 Columbia U.S. Treasury
   Index Fund                         296,156               --       6,705,474
--------------------------------------------------------------------------------


* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, REIT adjustments and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at March 31, 2004, based on cost of investments for federal income tax purposes, was:

                              Unrealized       Unrealized         Net Unrealized
                             Appreciation     Depreciation         Appreciation
--------------------------------------------------------------------------------
 Columbia Large Company
   Index Fund                $234,653,207    $(138,805,369)        $95,847,838
--------------------------------------------------------------------------------
 Columbia Small Company
   Index Fund                  86,955,576      (32,712,570)         54,243,006
--------------------------------------------------------------------------------
 Columbia U.S. Treasury
   Index Fund                   7,418,127         (712,653)          6,705,474
--------------------------------------------------------------------------------

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                          Columbia       Columbia
                            Large          Small          Columbia
                           Company        Company       U.S. Treasury
 Year of Expiration      Index Fund     Index Fund       Index Fund
--------------------------------------------------------------------------------
 2009                           --              --         $388,326
--------------------------------------------------------------------------------


Capital loss carryforwards utilized and/or expired during the year ended March 31, 2004 for the Funds were as follows:

 Columbia Large Company Index Fund              $1,010,222
--------------------------------------------------------------------------------
 Columbia Small Company Index Fund               2,374,856
--------------------------------------------------------------------------------
 Columbia U.S. Treasury Index Fund               1,011,571
--------------------------------------------------------------------------------


Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston was acquired by Bank of America Corporation ("BOA"). Columbia receives a monthly investment advisory fee at the annual rate of 0.10% of the average daily net assets of each Fund.

For the period July 1, 2003 through October 31, 2003, Columbia voluntarily waived a portion of its investment advisory fee for the Columbia Large Company Index Fund so that it did not exceed 0.04% annually of the Fund's average daily net assets. For the year ended March 31, 2004, the effective investment advisory fee rate for the Columbia Large Company Index Fund was 0.08%.

ADMINISTRATION FEE

Columbia (the "Administrator") provides administrative services to the Funds, pursuant to an administrative services agreement. Columbia pays all expenses of the Funds, except the fees and expenses of the Trustees who are not interested persons, brokerage fees and commissions, interest on borrowings, taxes, distribution and service fees, annual sub-account fees payable with respect to shares of the Funds held by defined contribution plans, and such extraordinary, non-recurring expenses as may arise, including litigation. For its services as administrator, Columbia receives a fee at an annual rate of 0.30% of the average daily net assets of each Fund.

--------------------------------------------------------------------------------
March 31, 2004                                              Columbia Index Funds


UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), formerly Liberty Funds Distributor, Inc., an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds. For the year ended March 31, 2004, the Distributor has retained net underwriting discounts and CDSC fees as follows:


                         Front-End
                       Sales Charge                  CDSC
--------------------------------------------------------------------------------
                          Class A      Class A      Class B      Class C
--------------------------------------------------------------------------------
 Columbia Large
   Company Index Fund     $18,443         $552      $13,128          $88
--------------------------------------------------------------------------------
 Columbia Small
   Company Index Fund       1,716           --          859           40
--------------------------------------------------------------------------------
 Columbia U.S.
   Treasury Index Fund      4,577           --        5,911          581
--------------------------------------------------------------------------------

The Funds have adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the 12b-1 fees of the Columbia U.S. Treasury Index Fund Class C shares so that these fees do not exceed 0.85% annually of the average daily net assets attributable to Class C shares.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

SUB-ACCOUNT SERVICES FEE

The Trust may enter into agreements with one or more entities, including affiliates of Columbia, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per-account basis with respect to Class Z shares of the Funds held by defined contribution plans. Such entities are compensated by the Funds for the Sub-Account Services. For the year ended March 31, 2004, the Administrator reimbursed sub-account service fees in the amount of $76,854 and $17,861 for Columbia Large Company Index Fund and Columbia U.S. Treasury Index Fund Class Z shares, respectively.

FEES PAID TO OFFICERS AND TRUSTEES

The Funds pay no compensation to their officers, all of whom are employees of Columbia or its affiliates.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

NOTE 5. PORTFOLIO INFORMATION

For the year ended March 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

                          U.S Government                Other Investment
                             Securities                    Securities
--------------------------------------------------------------------------------
                        Purchases    Sales            Purchases        Sales
--------------------------------------------------------------------------------
 Columbia Large
   Company Index
   Fund                $        --   $        --    $148,572,888   $76,652,494
--------------------------------------------------------------------------------
 Columbia Small
   Company Index
   Fund                         --            --      52,433,485    59,220,028
--------------------------------------------------------------------------------
 Columbia U.S.
   Treasury Index
   Fund                 75,415,059    75,029,359              --            --
--------------------------------------------------------------------------------


NOTE 6. LINE OF CREDIT

The Funds and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each Fund based on its borrowings. In addition, each Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended March 31, 2004, the Funds did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT
RISKS AND CONTINGENCIES

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where

--------------------------------------------------------------------------------
March 31, 2004                                              Columbia Index Funds


Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

For the year ended March 31, 2004, Columbia has assumed $6,000, $2,042 and $1,253 for the Columbia Large Company Index Fund, Columbia Small Company Index Fund and Columbia U.S. Treasury Index Fund, respectively, of legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters.

NOTE 8. SUBSEQUENT EVENT

On April 1, 2004, FleetBoston, including the Funds' investment advisor and distributor, was acquired by BOA. The merger did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                               Columbia Large Company Index Fund
   Selected data for a share outstanding throughout each period is as follows:

                                                                                                         Year Ended   Period Ended
                                                                                                          March 31,     March 31,
   Class A Shares                                                                                         2004 (a)      2003 (b)
====================================================================================================================================
   Net Asset Value, Beginning of Period                                                                     $20.44         $22.19
------------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
   Net investment income (c)                                                                                  0.27           0.07
   Net realized and unrealized gain (loss) on investments                                                     6.64          (1.51)
                                                                                                          --------       --------
   Total from investment operations                                                                           6.91          (1.44)
------------------------------------------------------------------------------------------------------------------------------------
   Less Distributions Declared to Shareholders:
   From net investment income                                                                                (0.26)         (0.25)
   From net realized gains                                                                                   (0.11)         (0.06)
                                                                                                          --------       --------
   Total distributions declared to shareholders                                                              (0.37)         (0.31)
------------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, End of Period                                                                           $26.98         $20.44
   Total return (d)                                                                                         33.90%(e)     (6.58)%(f)
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to Average Net Assets/Supplemental Data:
   Expenses                                                                                                  0.63%          0.65%(g)
   Net investment income                                                                                     1.07%          1.13%(g)
   Waiver/reimbursement                                                                                      0.02%             --
   Portfolio turnover rate                                                                                     10%            13%
   Net assets, end of period (000's)                                                                       $12,036           $170
------------------------------------------------------------------------------------------------------------------------------------

(a) Effective October 13, 2003, the Liberty Large Company Index Fund was renamed Columbia Large Company Index Fund.
(b) Class A shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g)  Annualized.


                                                                                                           Year Ended   Period Ended
                                                                                                            March 31,     March 31,
   Class B Shares                                                                                           2004 (a)      2003 (b)
====================================================================================================================================
   Net Asset Value, Beginning of Period                                                                     $20.35         $22.19
------------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
   Net investment income (c)                                                                                  0.09           0.03
   Net realized and unrealized gain (loss) on investments                                                     6.63          (1.56)
                                                                                                          --------       --------
   Total from investment operations                                                                           6.72          (1.53)
------------------------------------------------------------------------------------------------------------------------------------
   Less Distributions Declared to Shareholders:
   From net investment income                                                                                (0.07)         (0.25)
   From net realized gains                                                                                   (0.11)         (0.06)
                                                                                                          --------       --------
   Total distributions declared to shareholders                                                              (0.18)         (0.31)
------------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, End of Period                                                                           $26.89         $20.35
   Total return (d)                                                                                         33.05%(e)     (7.00)%(f)
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to Average Net Assets/Supplemental Data:
   Expenses                                                                                                  1.38%          1.40%(g)
   Net investment income                                                                                     0.34%          0.50%(g)
   Waiver/reimbursement                                                                                      0.02%             --
   Portfolio turnover rate                                                                                     10%            13%
   Net assets, end of period (000's)                                                                        $9,093           $521
------------------------------------------------------------------------------------------------------------------------------------

(a) Effective October 13, 2003, the Liberty Large Company Index Fund was renamed Columbia Large Company Index Fund.
(b) Class B shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g)  Annualized.

Financial Highlights
--------------------------------------------------------------------------------
                                               Columbia Large Company Index Fund

   Selected data for a share outstanding throughout each period is as follows:
                                                                                                           Year Ended   Period Ended
                                                                                                            March 31,     March 31,
   Class C Shares                                                                                           2004 (a)      2003 (b)
====================================================================================================================================
   Net Asset Value, Beginning of Period                                                                     $20.40         $22.19
------------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
   Net investment income (c)                                                                                  0.08           0.02
   Net realized and unrealized gain (loss) on investments                                                     6.65          (1.50)
                                                                                                          --------       --------
   Total from investment operations                                                                           6.73          (1.48)
------------------------------------------------------------------------------------------------------------------------------------
   Less Distributions Declared to Shareholders:
   From net investment income                                                                                (0.07)         (0.25)
   From net realized gains                                                                                   (0.11)         (0.06)
                                                                                                          --------       --------
   Total distributions declared to shareholders                                                              (0.18)         (0.31)
------------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, End of Period                                                                           $26.95         $20.40
   Total return (d)                                                                                         33.01%(e)     (6.77)%(f)
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to Average Net Assets/Supplemental Data:
   Expenses                                                                                                  1.38%          1.40%(g)
   Net investment income                                                                                     0.33%          0.37%(g)
   Waiver/reimbursement                                                                                      0.02%             --
   Portfolio turnover rate                                                                                     10%            13%
   Net assets, end of period (000's)                                                                        $1,965           $185
------------------------------------------------------------------------------------------------------------------------------------

(a) Effective October 13, 2003, the Liberty Large Company Index Fund was renamed Columbia Large Company Index Fund.
(b) Class C shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g)  Annualized.

                                                                                       Year Ended March 31,
====================================================================================================================================
   Class Z Shares                                               2004 (a)      2003 (b)         2002           2001          2000
====================================================================================================================================
   Net Asset Value, Beginning of Period                         $20.45         $27.55         $29.32        $42.14         $36.90
------------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
   Net investment income                                          0.32(c)        0.28(c)        0.25          0.26           0.32
   Net realized and unrealized gain (loss) on investments         6.66          (7.07)         (0.33)        (8.85)          5.93
                                                              --------       --------       --------      --------       --------
   Total from investment operations                               6.98          (6.79)         (0.08)        (8.59)          6.25
------------------------------------------------------------------------------------------------------------------------------------
   Less Distributions Declared to Shareholders:
   From net investment income                                    (0.31)         (0.25)         (0.25)        (0.26)         (0.33)
   From net realized gains                                       (0.11)         (0.06)         (1.44)        (3.97)         (0.68)
                                                              --------       --------       --------      --------       --------
   Total distributions declared to shareholders                  (0.42)         (0.31)         (1.69)        (4.23)         (1.01)
------------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, End of Period                               $27.01         $20.45         $27.55        $29.32         $42.14
   Total return (d)                                             34.21%(e)    (24.72)%(e)     (0.08)%(e)   (21.54)%(e)      17.20%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to Average Net Assets/Supplemental Data:
   Expenses                                                      0.46%          0.51%          0.49%         0.47%          0.47%
   Net investment income                                         1.28%          1.24%          0.88%         0.74%          0.88%
   Waiver/reimbursement                                          0.03%            --%(f)       0.01%         0.01%             --
   Portfolio turnover rate                                         10%            13%             8%           15%            12%
   Net assets, end of period (000's)                          $861,950       $609,202       $841,016      $821,147     $1,065,129
------------------------------------------------------------------------------------------------------------------------------------

(a) Effective October 13, 2003, the Liberty Large Company Index Fund was renamed Columbia Large Company Index Fund.

(b) On December 9, 2002, the Galaxy II Large Company Index Fund was renamed Liberty Large Company Index Fund, Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Rounds to less than 0.01%.

Financial Highlights
--------------------------------------------------------------------------------
                                               Columbia Small Company Index Fund

   Selected data for a share outstanding throughout each period is as follows:
                                                                                                           Year Ended   Period Ended
                                                                                                            March 31,     March 31,
   Class A Shares                                                                                           2004 (a)      2003 (b)
====================================================================================================================================
   Net Asset Value, Beginning of Period                                                                     $12.63         $14.19
------------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
   Net investment income (c)                                                                                  0.04           0.02
   Net realized and unrealized gain (loss) on investments                                                     6.94          (1.26)
                                                                                                          --------       --------
   Total from investment operations                                                                           6.98          (1.24)
------------------------------------------------------------------------------------------------------------------------------------
   Less Distributions Declared to Shareholders:
   From net investment income                                                                                (0.03)         (0.09)
   From net realized gains                                                                                      --          (0.23)
   Return of capital                                                                                            --             --(d)
                                                                                                           --------       --------
   Total distributions declared to shareholders                                                              (0.03)         (0.32)
------------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, End of Period                                                                           $19.58         $12.63
   Total return (e)                                                                                         55.26%        (8.91)%(f)
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to Average Net Assets/Supplemental Data:
   Expenses                                                                                                  0.66%          0.65%(g)
   Net investment income                                                                                     0.24%          0.34%(g)
   Portfolio turnover rate                                                                                     20%            27%
   Net assets, end of period (000's)                                                                        $2,299             $4
------------------------------------------------------------------------------------------------------------------------------------

(a) Effective October 13, 2003, the Liberty Small Company Index Fund was renamed Columbia Small Company Index Fund.
(b) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)  Not annualized.
(g)  Annualized.

                                                                                                           Year Ended   Period Ended
                                                                                                            March 31,     March 31,
   Class B Shares                                                                                           2004 (a)      2003 (b)
====================================================================================================================================
   Net Asset Value, Beginning of Period                                                                     $12.60         $14.19
------------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
   Net investment loss (c)                                                                                   (0.09)         (0.02)
   Net realized and unrealized gain (loss) on investments                                                     6.90          (1.25)
                                                                                                          --------       --------
   Total from investment operations                                                                           6.81          (1.27)
------------------------------------------------------------------------------------------------------------------------------------
   Less Distributions Declared to Shareholders:
   From net investment income                                                                                   --          (0.09)
   From net realized gains                                                                                      --          (0.23)
   Return of capital                                                                                            --             --(d)
                                                                                                          --------       --------
   Total distributions declared to shareholders                                                                 --          (0.32)
------------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, End of Period                                                                           $19.41         $12.60
   Total return (e)                                                                                         54.05%        (9.15)%(f)
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to Average Net Assets/Supplemental Data:
   Expenses                                                                                                  1.41%          1.40%(g)
   Net investment loss                                                                                     (0.51)%        (0.40)%(g)
   Portfolio turnover rate                                                                                     20%            27%
   Net assets, end of period (000's)                                                                        $1,340            $94
------------------------------------------------------------------------------------------------------------------------------------

(a) Effective October 13, 2003, the Liberty Small Company Index Fund was renamed Columbia Small Company Index Fund.
(b) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)  Not annualized.
(g)  Annualized.

Financial Highlights
--------------------------------------------------------------------------------
                                               Columbia Small Company Index Fund

   Selected data for a share outstanding throughout each period is as follows:
                                                                                                        Year Ended   Period Ended
                                                                                                         March 31,     March 31,
   Class C Shares                                                                                        2004 (a)      2003 (b)
====================================================================================================================================
   Net Asset Value, Beginning of Period                                                                  $12.62         $14.19
------------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
   Net investment loss (c)                                                                                (0.09)         (0.03)
   Net realized and unrealized gain (loss) on investments                                                  6.90          (1.22)
                                                                                                       --------       --------
   Total from investment operations                                                                        6.81          (1.25)
------------------------------------------------------------------------------------------------------------------------------------
   Less Distributions Declared to Shareholders:
   From net investment income                                                                                --          (0.09)
   From net realized gains                                                                                   --          (0.23)
   Return of capital                                                                                         --             --(d)
                                                                                                       --------       --------
   Total distributions declared to shareholders                                                              --          (0.32)
------------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, End of Period                                                                        $19.43         $12.62
   Total return (e)                                                                                      53.96%          (9.01)%(f)
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to Average Net Assets/Supplemental Data:
   Expenses                                                                                               1.41%          1.40%(g)
   Net investment loss                                                                                  (0.52)%        (0.70)%(g)
   Portfolio turnover rate                                                                                  20%            27%
   Net assets, end of period (000's)                                                                     $1,225             $1
------------------------------------------------------------------------------------------------------------------------------------

(a) Effective October 13, 2003, the Liberty Small Company Index Fund was renamed Columbia Small Company Index Fund.
(b) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)  Not annualized.
(g)  Annualized.

                                                                                       Year Ended March 31,
====================================================================================================================================
   Class Z Shares                                               2004 (a)      2003 (b)         2002           2001          2000
====================================================================================================================================
   Net Asset Value, Beginning of Period                         $12.64         $17.36         $15.15        $17.92         $15.22
------------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
   Net investment income                                          0.08(c)        0.07(c)        0.08          0.07           0.09
   Net realized and unrealized gain (loss) on investments         6.94          (4.46)          3.04         (0.47)          4.31
                                                              --------       --------       --------      --------       --------
   Total from investment operations                               7.02          (4.39)          3.12         (0.40)          4.40
------------------------------------------------------------------------------------------------------------------------------------
   Less Distributions Declared to Shareholders:
   From net investment income                                    (0.06)         (0.08)         (0.11)        (0.04)         (0.09)
   From net realized gains                                          --          (0.23)         (0.80)        (2.33)         (1.61)
   Return of capital                                                --          (0.02)            --            --             --
                                                              --------       --------       --------      --------       --------
   Total distributions declared to shareholders                  (0.06)         (0.33)         (0.91)        (2.37)         (1.70)
------------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, End of Period                               $19.60         $12.64         $17.36        $15.15         $17.92
   Total return (d)                                             55.58%       (25.47)%(e)      21.32%       (2.33)%         30.52%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to Average Net Assets/supplemental Data:
   Expenses                                                      0.41%          0.41%          0.41%         0.41%          0.41%
   Net investment income                                         0.47%          0.47%          0.43%         0.48%          0.53%
   Waiver/reimbursement                                             --         --%(f)             --            --             --
   Portfolio turnover rate                                         20%            27%            21%           41%            36%
   Net assets, end of period (000's)                          $299,171       $202,183       $291,111      $253,860       $279,914
------------------------------------------------------------------------------------------------------------------------------------

(a) Effective October 13, 2003, the Liberty Small Company Index Fund was renamed Columbia Small Company Index Fund.
(b) On November 25, 2002, the Galaxy II Small Company Index Fund was renamed Liberty Small Company Index Fund, Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Administrator not waived a portion of expenses, total return would have been reduced.
(f)  Rounds to less than 0.01%.


Financial Highlights
--------------------------------------------------------------------------------
                                               Columbia U.S. Treasury Index Fund

   Selected data for a share outstanding throughout each period is as follows:
                                                                                                           Year Ended   Period Ended
                                                                                                            March 31,     March 31,
   Class A Shares                                                                                           2004 (a)      2003 (b)
====================================================================================================================================
   Net Asset Value, Beginning of Period                                                                     $11.25         $11.05
------------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
   Net investment income (c)                                                                                  0.35           0.19
   Net realized and unrealized gain on investments                                                            0.05           0.15
                                                                                                          --------       --------
   Total from investment operations                                                                           0.40           0.34
------------------------------------------------------------------------------------------------------------------------------------
   Less Distributions Declared to Shareholders:
   From net investment income                                                                                (0.47)         (0.14)
------------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, End of Period                                                                           $11.18         $11.25
   Total return (d)                                                                                          3.70%          3.12%(e)
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to Average Net Assets/Supplemental Data:
   Expenses                                                                                                  0.66%          0.65%(f)
   Net investment income                                                                                     3.14%          4.86%(f)
   Portfolio turnover rate                                                                                     42%            48%
   Net assets, end of period (000's)                                                                        $2,625           $477
------------------------------------------------------------------------------------------------------------------------------------

(a) Effective October 13, 2003, the Liberty U.S. Treasury Index Fund was renamed Columbia U.S. Treasury Index Fund.
(b) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Not annualized.
(f)  Annualized.

                                                                                                           Year Ended   Period Ended
                                                                                                            March 31,     March 31,
   Class B Shares                                                                                           2004 (a)      2003 (b)
====================================================================================================================================
   Net Asset Value, Beginning of Period                                                                     $11.25         $11.05
------------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
   Net investment income (c)                                                                                  0.27           0.17
   Net realized and unrealized gain on investments                                                            0.05           0.15
                                                                                                          --------       --------
   Total from investment operations                                                                           0.32           0.32
------------------------------------------------------------------------------------------------------------------------------------
   Less Distribution Declared to Shareholders:
   From net investment income                                                                                (0.39)         (0.12)
------------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, End of Period                                                                           $11.18         $11.25
   Total return (d)                                                                                          2.91%          2.87%(e)
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to Average Net Assets/Supplemental Data:
   Expenses                                                                                                  1.41%          1.40%(f)
   Net investment income                                                                                     2.44%          4.25%(f)
   Portfolio turnover rate                                                                                     42%            48%
   Net assets, end of period (000's)                                                                        $1,574           $678
------------------------------------------------------------------------------------------------------------------------------------

(a) Effective October 13, 2003, the Liberty U.S. Treasury Index Fund was renamed Columbia U.S. Treasury Index Fund.
(b) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f)  Annualized.

Financial Highlights
--------------------------------------------------------------------------------
                                               Columbia U.S. Treasury Index Fund

   Selected data for a share outstanding throughout each period is as follows:
                                                                                                           Year Ended   Period Ended
                                                                                                            March 31,     March 31,
   Class C Shares                                                                                           2004 (a)      2003 (b)
====================================================================================================================================
   Net Asset Value, Beginning of Period                                                                     $11.25         $11.05
------------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
   Net investment income (c)                                                                                  0.28           0.27
   Net realized and unrealized gain on investments                                                            0.06           0.05
                                                                                                          --------       --------
   Total from investment operations                                                                           0.34           0.32
------------------------------------------------------------------------------------------------------------------------------------
   Less Distribution Declared to Shareholders:
   From net investment income                                                                                (0.41)         (0.12)
------------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, End of Period                                                                           $11.18         $11.25
   Total return (d)(e)                                                                                       3.07%          2.92%(f)
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to Average Net Assets/Supplemental Data:
   Expenses                                                                                                  1.26%          1.25%(g)
   Net investment income                                                                                     2.56%          6.87%(g)
   Waiver/reimbursement                                                                                      0.15%          0.15%(g)
   Portfolio turnover rate                                                                                     42%            48%
   Net assets, end of period (000's)                                                                        $1,843           $414
------------------------------------------------------------------------------------------------------------------------------------

(a) Effective October 13, 2003, the Liberty U.S. Treasury Index Fund was renamed Columbia U.S. Treasury Index Fund.
(b) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g)  Annualized.

                                                                                     Year Ended March 31,
====================================================================================================================================
   Class Z Shares                                               2004 (a)      2003 (b)         2002           2001          2000
====================================================================================================================================
   Net Asset Value, Beginning of Period                         $11.26         $10.40         $10.66        $10.13         $10.54
------------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
   Net investment income                                          0.39(c)        0.46(c)        0.51(d)       0.61           0.61
   Net realized and unrealized gain (loss) on investments         0.03           0.90          (0.19)(d)      0.53          (0.38)
                                                              --------       --------       --------      --------       --------
   Total from investment operations                               0.42           1.36           0.32          1.14           0.23
------------------------------------------------------------------------------------------------------------------------------------
   Less Distribution Declared to Shareholders:
   From net investment income                                    (0.50)         (0.50)         (0.58)        (0.61)         (0.64)
------------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, End of Period                               $11.18         $11.26         $10.40        $10.66         $10.13
   Total return (e)                                              3.85%(f)     13.28%(f)        3.03%(f)     11.60%          2.39%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to Average Net Assets/Supplemental Data:
   Expenses                                                      0.42%          0.42%          0.42%         0.42%          0.41%
   Net investment income                                         3.49%          4.21%          4.84%(d)      5.90%          5.95%
   Waiver/reimbursement                                          0.01%            --%(g)       0.01%            --             --
   Portfolio turnover rate                                         42%            48%            47%           53%            56%
   Net assets, end of period (000's)                          $177,714       $183,042       $160,180      $163,619       $160,389
------------------------------------------------------------------------------------------------------------------------------------

(a) Effective October 13, 2003, the Liberty U.S. Treasury Index Fund was renamed Columbia U.S. Treasury Index Fund.
(b) On November 25, 2002, the Galaxy II U.S. Treasury Index Fund was renamed Liberty U.S. Treasury Index Fund, Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective April 1, 2001. The effect of the change for the year ended March 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets was $(0.07), $0.07 and (0.63)%, respectively.
(e)  Total return at net asset value assuming all distributions reinvested.
(f) Had the Administrator not waived a portion of expenses, total return would have been reduced.
(g)  Rounds to less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
                                                            Columbia Index Funds

TO THE TRUSTEES OF COLUMBIA FUNDS
TRUST V AND THE SHAREHOLDERS OF
COLUMBIA LARGE COMPANY INDEX FUND,
COLUMBIA SMALL COMPANY INDEX FUND,
AND COLUMBIA U.S. TREASURY INDEX FUND


In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Columbia Large Company Index Fund, Columbia Small Company Index Fund and Columbia U.S. Treasury Index Fund (the "Funds") (each a series of Columbia Funds Trust V) at March 31, 2004, and the results of its operations, the changes in each of their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Funds as of March 31, 2003 and for the four years in the period then ended were audited by other independent accountants whose report dated May 16, 2003 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 19, 2004

UNAUDITED INFORMATION
--------------------------------------------------------------------------------
                                                            Columbia Index Funds

FEDERAL INCOME TAX INFORMATION

COLUMBIA LARGE COMPANY INDEX FUND

100.00% of the ordinary income distributed by the Fund, for the fiscal year ended March 31, 2004, qualifies for the corporate dividends received deduction.

For non-corporate shareholders, 100.00% of income distributed by the Fund for the year-ended March 31, 2004 represents qualified dividend income subject to the 15% income tax rate category.

For the fiscal year ended March 31, 2004, the Fund designates long-term capital gains of $5,918,662.

COLUMBIA SMALL COMPANY INDEX FUND

100.00% of the ordinary income distributed by the Fund, for the fiscal year ended March 31, 2004, qualifies for the corporate dividends received deduction.

For non-corporate shareholders, 100.00% of income distributed by the Fund for the year-ended March 31, 2004 represents qualified dividend income subject to the 15% income tax rate category.

For the fiscal year ended March 31, 2004, the Fund designates long-term capital gains of $9,558,966.

CHANGE IN INDEPENDENT AUDITORS

On March 1, 2004, Ernst & Young LLP ("E&Y") resigned as the Funds' independent auditors. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its report qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through March 1, 2004, there were no disagreements between the Funds and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective March 1, 2004, PricewaterhouseCoopers LLP was appointed as the independent auditors of the Funds for the fiscal year ended March 31, 2004.

TRUSTEES
--------------------------------------------------------------------------------
                                                            Columbia Index Funds

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 118 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds,      Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office(1)     Columbia Funds complex overseen by trustee/director, Other directorships held
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 48)                       Executive Vice President-Strategy of United Airlines (airline) since December 2002
P.O. Box 66100                                   (formerly President of UAL Loyalty Services (airline) from September 2001 to
Chicago, IL 60666                                December 2002; Executive Vice President and  Chief Financial Officer of United
Trustee (since 1996)                             Airlines from July 1999 to September 2001; Senior Vice President-Finance from March
                                                 1993 to July 1999). Oversees 118, Orbitz (online travel company)

JANET LANGFORD KELLY (age 46)                    Private Investor since March 2004 (formerly Chief Administrative Officer and Senior
9534 W. Gull Lake Drive                          Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to
Richland, MI 49083-8530                          March 2004; Executive Vice President- Corporate Development and Administration,
Trustee (since 1996)                             General Counsel and Secretary, Kellogg Company (food manufacturer), from September
                                                 1999 to August 2003; Senior Vice President, Secretary and General Counsel, Sara Lee
                                                 Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to September 1999). Oversees 118, None

RICHARD W. LOWRY (age 68)                        Private Investor since August 1987 (formerly Chairman and Chief Executive Officer,
10701 Charleston Drive                           U.S. Plywood Corporation (building products manufacturer). Oversees 1203, None
Vero Beach, FL 32963
Trustee (since 1995)


CHARLES R. NELSON (age 61)                       Professor of Economics, University of Washington, since January 1976; Ford and
Department of Economics                          Louisa Van Voorhis Professor of Political Economy, University of Washington, since
University of Washington                         September 1993; (formerly Director, Institute for Economic Research, University of
Seattle, WA 98195                                Washington from September 2001 to June 2003) Adjunct Professor of Statistics,
Trustee (since 1981)                             University of Washington, since September 1980; Associate Editor, Journal of Money
                                                 Credit and Banking, since September 1993; consultant on econometric and statistical matters. Oversees 118, None

JOHN J. NEUHAUSER (age 61)                       Academic Vice President and Dean of Faculties since August 1999, Boston College
84 College Road                                  (formerly Dean, Boston College School of Management from September 1977 to
Chestnut Hill, MA 02467-3838                     September 1999). Oversees 1213,4, Saucony, Inc. (athletic footwear)
Trustee (since 1985)


PATRICK J. SIMPSON (age 59)                      Partner, Perkins Coie L.L.P. (law firm).
1120 N.W. Couch Street                           Oversees 118, None
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)


46

--------------------------------------------------------------------------------
                                                            Columbia Index Funds

Name, address and age, Position with funds,      Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office(1)     Columbia Funds complex overseen by trustee/director, Other directorships held
DISINTERESTED TRUSTEES

THOMAS E. STITZEL (age 68)                       Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                           College of Business, Boise State University); Chartered Financial Analyst. Oversees
Boise, ID 83706                                  118, None
Trustee (since 1998)


THOMAS C. THEOBALD (age 67)                      Managing Director, William Blair Capital Partners (private equity investing) since
227 West Monroe Street,                          September 1994. Oversees 118, Anixter International (network support equipment
Suite 3500                                       distributor), Jones Lang LaSalle (real estate management services), MONY Group
Chicago, IL 60606                                (life insurance) and Ventas, Inc (real estate investment trust)
Trustee and Chairman
of the Board5 (since 1996)

ANNE-LEE VERVILLE (age 58)                       Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                           Corporation (computer and technology) from 1994 to 1997). Oversees 1194, Chairman
Hopkinton, NH 03229                              of the Board of Directors, Enesco Group, Inc. (designer, importer and distributor
Trustee (since 1998)                             of giftware and collectibles)


RICHARD L. WOOLWORTH (age 63)                    Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street #1500                     Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Portland, OR 97207                               BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young &
Trustee (since 1991)                             Company). Oversees 118, Northwest Natural Gas Co. (natural gas service provider)



INTERESTED TRUSTEES

WILLIAM E. MAYER2 (age 64)                       Managing Partner, Park Avenue Equity Partners (private equity) since February 1999
399 Park Avenue                                  (formerly Founding Partner, Development Capital LLC from November 1996 to February
Suite 3204                                       1999). Oversees 1203, Lee Enterprises (print media), WR Hambrecht + Co. (financial
New York, NY 10022                               service provider), First Health (healthcare), Reader's Digest (publishing) and
Trustee (since 1994)                             OPENFIELD Solutions (retail industry technology provider)


(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

OFFICERS
--------------------------------------------------------------------------------
                                                            Columbia Index Funds

Name, address and age, Position
with Columbia Funds, Year first
elected or appointed to office                   Principal occupation(s) during past five years
VICKI L. BENJAMIN (Age 42)                       Chief Accounting Officer of the Columbia Funds and Liberty All-Star Funds since
One Financial Center                             June 2001 (formerly Controller of the Columbia Funds and of the Liberty All-Star
Boston, MA 02111                                 Funds from May 2002 to May 2004); Controller and Chief Accounting Officer of the
Chief Accounting Officer (since 2001)            Galaxy Funds since September 2002 (formerly Vice President, Corporate Audit, State
                                                 Street Bank and Trust Company from May 1998 to April 2001).

MICHAEL CLARKE (Age 34)                          Controller of the Columbia Funds and of the Liberty All-Star Funds since 2004
One Financial Center                             (formerly Assistant Treasurer from June 2002 to May 2004; Vice President, Product
Boston, MA 02111                                 Strategy & Development of Liberty Funds Group from February 2001 to June 2002;
Controller (since 2004)                          Assistant Treasurer of the Liberty Funds and of the Liberty All-Star Funds from
                                                 August 1999 to February 2001; Audit Manager at Deloitte & Touche LLP from May 1997 to August 1999).


J. KEVIN CONNAUGHTON (Age 39)                    President of the Columbia Funds since February 27, 2004; Treasurer of the Columbia
One Financial Center                             Funds and of the Liberty All-Star Funds since December 2000; Vice President of the
Boston, MA 02111                                 Advisor since April 2003 (formerly Chief Accounting Officer and Controller of the
Treasurer (since 2000) and                       Liberty Funds and Liberty All-Star Funds from February 1998 to October 2000);
President (since 2004)                           Treasurer of the Galaxy Funds since September 2002; Treasurer, Columbia Management
                                                 Multi-Strategy Hedge Fund, LLC since December 2002 (formerly Vice President of
                                                 Colonial from February 1998 to October 2000).

DAVID A. ROZENSON (Age 49)                       Secretary of the Columbia Funds and of the Liberty All-Star Funds since December
One Financial Center                             2003; Senior Counsel, FleetBoston Financial Corporation since January 1996;
Boston, MA 02111                                 Associate General Counsel, Columbia Management Group since November 2002.
Secretary (since 2003)

IMPORTANT INFORMATION ABOUT THIS REPORT
--------------------------------------------------------------------------------
                                                            Columbia Index Funds

TRANSFER AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Index Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to their portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

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Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.



Columbia Index Funds  ANNUAL REPORT, MARCH 31, 2004

                                                                    PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                  HOLLISTON, MA
                                                                  PERMIT NO. 20

[LOGO]:
COLUMBIA FUNDS
A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                                 IF-02/639R-0304 (05/04) 04/1061

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed in aggregate for the series of the registrant whose reports to stockholders are included in this annual filing. Effective March 1, 2004, these series of the registrant engaged new independent accountants. Unless otherwise noted, fees disclosed below represent fees paid or accrued to the current and predecessor principal accountants while each was engaged by the registrant.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2004 and March 31, 2003 are as follows:

                                            2004              2003
                                            $62,600           $63,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2004 and March 31, 2003 are as follows:

                                            2004              2003
                                            $12,000           $7,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In fiscal year 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports. In fiscal year 2003, Audit-Related Fees primarily relate to certain agreed-upon procedures performed during the conversion of the registrant's accounting system.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Audit-Related services that were approved under the "de minimis" exception during the fiscal year ended March 31, 2004 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6,

2003. During the fiscal year ended March 31, 2004, there were no Audit-Related Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal year ended March 31, 2004 was zero.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2004 and March 31, 2003 are as follows:

                                            2004              2003
                                            $11,800           $17,000

Tax Fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Tax Fees in both fiscal years 2004 and 2003 include the review of annual tax returns and the review of calculations of required shareholder distributions for certain series of the registrant. Tax Fees in 2003 also include research and consultation on technical tax matters.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Tax Fees that were approved under the "de minimis" exception during the fiscal year ended March 31, 2004 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended March 31, 2004, there were no Tax Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Tax fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal year ended March 31, 2004 was zero.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2004 and March 31, 2003 are as follows:

                                            2004              2003
                                            $0                $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in (a)-(c) above.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of All Other Fees that were approved under the "de minimis" exception during the fiscal year ended March 31, 2004 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended March 31, 2004, All Other Fees that were approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,000 (note that fees were paid to the current principal accountant). During the fiscal year ended March 31, 2003, All Other Fees that would have been subject to pre-approval had paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X been applicable at the time the services were provided, were approximately $95,000 (note that fees were paid to the current principal accountant). For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of All Other Fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal year ended March 31, 2004 was zero.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from July 1 through June 30 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     o A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

     o The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

     o The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

     o If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit

          Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV.      REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     o    A general description of the services, and
     o    Actual billed and projected fees, and
     o The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V.   AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) This information has been included in items (b)-(d) above.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended March 31, 2004 and March 31, 2003 are disclosed in (b)-(d) above.

All non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2004 and March 31, 2003 are also disclosed in (b)-(d) above. Such fees were approximately $95,000 and $95,000, respectively.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not filed Schedule 14A subsequent to the effective date of that Schedule's Item 7(d)(2)(ii)(G). However, it is the registrant's policy to consider candidates for the Board of Trustees/Directors who are recommend by shareholders. A Fund shareholder who wishes to nominate a candidate to the Board may send information regarding prospective candidates to the Fund's Governance Committee, care of the Fund's Secretary. The information should include evidence of the shareholder's Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the independent trustees/directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to an independent trustee/director for consideration.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer, based on his evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                   Columbia Funds Trust V
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By (Signature and Title)  /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                         J. Kevin Connaughton, President and Treasurer

Date                             June 7, 2004
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                         J. Kevin Connaughton, President and Treasurer

Date                             June 7, 2004
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